UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Total return, made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial Companies. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Global Total Return Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.90%	13.66%	70.97%	—
Class B	–3.60	9.54	58.68	—
Class C	–3.48	10.00	61.19	—
Class Q	–2.71	N/A	N/A	9.70% (2/3/12)
Class Z	–2.51	15.22	75.09	—
Barclays Global Aggregate Bond Index	–3.07	3.07	46.43	—
Lipper Global Income Funds Average*	–2.89	7.36	49.43	—
Lipper Custom Global Income Funds Average*	–4.57	2.86	45.76	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.36%	1.97%	4.77%	—
Class B	–8.52	1.95	4.46	—
Class C	–4.66	2.20	4.64	—
Class Q	–2.81	N/A	N/A	2.42% (2/3/12)
Class Z	–2.75	3.16	5.50	—
Barclays Global Aggregate Bond Index	–3.26	0.82	3.71	—
Lipper Global Income Funds Average*	–3.37	1.43	3.83	—
Lipper Custom Global Income Funds Average*	–5.06	0.64	3.52	—

*The Lipper Custom Global Income Funds Average consists only of un-hedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe, although Lipper classifies the Fund in the Global Income Funds Performance Universe. The Lipper Custom Global Income Funds Average is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.27%	1.65%	5.02%	—
Class B	–8.29	1.68	4.73	—
Class C	–4.41	1.93	4.89	—
Class Q	–2.71	N/A	N/A	2.50% (2/3/12)
Class Z	–2.51	2.87	5.76	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.90%	2.59%	5.51%	—
Class B	–3.60	1.84	4.73	—
Class C	–3.48	1.93	4.89	—
Class Q	–2.71	N/A	N/A	2.50% (2/3/12)
Class Z	–2.51	2.87	5.76	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Barclays Global Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, and

Prudential Global Total Return Fund, Inc.	3

Your Fund’s Performance (continued)

Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays Global Aggregate Bond Index

The Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes euro dollar and euro-yen corporate bonds, Canadian government, and agency and corporate securities. The cumulative total return for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 is –1.53%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –0.48%.

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Lipper Global Income Funds Average

The Lipper Global Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 is 3.71%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 0.75%.

Lipper Custom Global Income Funds Average

The Lipper Custom Global Income Funds Average (Lipper Custom Average) consists only of un-hedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe, although Lipper classifies the Fund in the Global Income Funds Performance Universe. The cumulative total return for the Lipper Custom Average measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 is 0.45%. The average annual total return for the Lipper Custom Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –0.10%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

Distributions and Yields as of 10/31/15
	Total Distributions Paid for 12 Months	SEC 30-Day Subsidized Yield*	SEC 30-Day Unsubsidized Yield**
Class A	$0.23	2.48%	2.13%
Class B	0.18	1.84	1.48
Class C	0.18	1.85	1.48
Class Q	0.25	2.96	2.59
Class Z	0.25	2.83	2.46

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Global Total Return Fund, Inc.	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/15
AAA	12.9%
AA	12.9
A	15.4
BBB	27.3
BB	16.0
B	6.3
CCC	0.3
Not Rated	7.6
Cash/Cash Equivalents	1.3
Total	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Total Return Bond Fund’s Class A shares declined –2.90% during the 12-month reporting period ended October 31, 2015, outperforming the –3.07% decline of the Barclays Global Aggregate Bond Index (Global Aggregate Bond Index) and underperforming the –2.89% decline of the Lipper Global Income Funds Average.

How did the global fixed income markets perform?

Interest rates ended the reporting period close to where they started, though there was substantial volatility due to fears about global economic growth and the potential of a rate hike by the Federal Reserve (the Fed). Spreads (yield differentials) generally widened.

•

The US was the bright spot in the global economy during the period overall, especially given significant weakness in China, generally stagnant growth in Europe, and the failure of “Abenomics” to revive growth in Japan. The divergence had a strong impact on currencies, driving the appreciation of the US dollar relative to most other world currencies during the period. Global commodity prices declined, as high levels of supply were met with weak demand and Chinese economic growth slowed.

•

Government bond yields started the first quarter of 2015 near record lows as the European Central Bank (ECB) announced its version of quantitative easing. Early in the quarter, the Swiss National Bank surprised the markets, removing the exchange rate floor on value of the Swiss franc versus the euro, as pressure on the central bank’s financial reserves increased amid a plunge in the value of the euro. In March, the Fed pushed back expectations about the timing of a rate hike.

•

In the second quarter, global central bank policymakers remained broadly accommodative. Among 40 major central banks, 11 eased monetary policy. At the same time, the ECB’s quantitative easing program seemed to nudge the eurozone economy out of its disinflationary pattern. Global government bond yields generally rose.

•

By the third quarter, the stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar, falling commodity prices, and weakness in emerging markets stock and local bond markets. The turmoil led to a drop in long-term interest rates, especially in global developed markets. Also hard hit were the currencies of commodity exporters. The decision of Chinese authorities to devaluate the yuan in August aggravated the already-weak market environment, as investors wondered if China’s challenges would lead to a global economic slowdown and even more rapid depreciation of world currencies. In the US, the Fed said it would delay a rate hike partly because of global conditions.

Prudential Global Total Return Fund, Inc.	7

Strategy and Performance Overview (continued)

•

By the end of the period, US Treasury yields started to rise again, as economic data looked fairly solid and investors seemed confident that the Fed would begin tightening monetary policy. The US dollar depreciated in October, led mainly by a strong rally in commodity-linked developed markets currencies.

Which strategies made the largest positive contribution to the Fund’s performance?

The Fund outperformed the Global Aggregate Bond Index, primarily because of its currency positioning and sector allocation strategy. The management of its duration and yield curve positioning, as well as security selection, also added to relative returns. The portfolio management team leverages the resources of Prudential Fixed Income’s specialized sector teams to determine the best relative value opportunities for a given market environment. It then implements overweight exposures to what it believes to be its best ideas, while maintaining underweight exposures in sectors that offer less compelling risk/reward potential.

•

During the reporting period, the Fund’s sector allocation emphasized global spread sectors, rather than government bond sectors. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them. Despite spread widening during the period, the Fund benefited from strong issue selection within global spread sectors, including investment-grade corporate bonds, structured products and the debt of European “peripheral” nations.

•	The Fund was also well positioned for the appreciation of the US dollar versus a variety of global currencies, especially the euro, Japanese yen, and Russian ruble.

•

In addition, the Fund benefited from the management of duration and yield curve positioning. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds.

What other strategies helped the Fund’s performance?

•	Commodity prices fell substantially during the period amid robust supply and mostly weak demand. Accordingly, the Fund benefited from its significant

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underweight in corporate extraction sectors (mining, oil), positioning that was adopted because of weakness in global demand and a meaningful slowdown in the Chinese economy.

Which strategies detracted most from the Fund’s performance?

•

The Fund’s allocation to emerging markets debt detracted from returns, as spread widening hurt the performance of local emerging markets bonds, emerging markets hard currency sovereign debt, and emerging markets corporate bonds. The weakness in emerging markets debt overall was largely due to the combined effects of lower commodity prices and US-dollar appreciation.

•

Also detracting was the Fund’s yield curve positioning regarding exposure to US interest rates. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds. The Fund’s yield curve flattening positioning was a detractor from performance particularly during the second quarter of 2015, as the curve steepened during that period. However, as the curve flattened later in the reporting period, the negative impact from the second quarter was minimized.

Did the Fund hold derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage duration and yield curve exposure. These positions had a positive impact on performance. In addition, to implement most currency strategies, the Fund used foreign exchange derivatives, which had positive returns overall.

Prudential Global Total Return Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Total Return Fund, Inc.		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$985.10	1.04%	$5.20
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Class B	Actual	$1,000.00	$981.50	1.79%	$8.94
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class C	Actual	$1,000.00	$981.40	1.79%	$8.94
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class Q	Actual	$1,000.00	$987.10	0.63%	$3.16
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Class Z	Actual	$1,000.00	$986.50	0.79%	$3.96
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Global Total Return Fund, Inc.	11

Fees and Expenses (Unaudited)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.24%	1.05%
B	1.97	1.80
C	1.97	1.80
Q	0.82	0.72
Z	0.96	0.80

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 95.1%

FOREIGN BONDS 49.8%

Australia 0.2%
BHP Billiton Finance USA Ltd., Gtd. Notes, 144A	6.750%(a)	10/19/75		610	$622,963
New South Wales Treasury Corp., Series 24, Local Gov’t. Gtd. Notes	5.000	08/20/24	AUD	200	166,557

					789,520

Austria 0.1%
Austria Government International Bond, Sr. Unsec’d. Notes, MTN, 144A, RegS	5.000	12/20/24	CAD	100	90,497
Sr. Unsec’d. Notes, MTN, 144A, RegS(b)	5.375	12/01/34	CAD	100	96,125

					186,622

Belgium 1.4%
Belgium Government International Bond, Sr. Unsec’d. Notes, RegS	9.375	02/21/20	GBP	188	380,349
Unsec’d. Notes, 144A, RegS	8.875	12/01/24		500	741,324
Unsec’d. Notes, MTN	5.000	04/24/18	GBP	2,000	3,372,541
Unsec’d. Notes, MTN	5.700	05/28/32	GBP	150	310,059

					4,804,273

Brazil 1.6%
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875	04/01/21	EUR	300	302,679
Sr. Unsec’d. Notes	4.875	01/22/21		500	491,750
Unsec’d. Notes	11.000	06/26/17	EUR	2,744	3,440,256
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes, 144A (original cost $175,275; purchased 12/08/11)(b)(c)	7.250	06/01/21		190	198,787
Sr. Unsec’d. Notes, 144A (original cost $545,000; purchased 05/20/15)(b)(c)	5.750	06/15/25		545	527,287
Minerva Luxembourg SA, Gtd. Notes, 144A	12.250	02/10/22		200	216,000

					5,176,759

Bulgaria 0.5%
Bulgaria Government International Bond, Sr. Unsec’d. Notes, RegS	2.950	09/03/24	EUR	810	924,742
Sr. Unsec’d. Notes, RegS	4.250	07/09/17	EUR	500	585,065

					1,509,807

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Canada 0.6%
Agrium, Inc., Sr. Unsec’d. Notes	6.125%	01/15/41		25	$27,491
Barrick North America Finance LLC, Gtd. Notes	5.700	05/30/41		45	37,467
Gtd. Notes	5.750	05/01/43		35	31,079
Barrick PD Australia Finance Pty. Ltd., Gtd. Notes	5.950	10/15/39		50	43,063
Canadian Government Bond, Unsec’d. Notes	1.750	09/01/19	CAD	600	476,531
Unsec’d. Notes(d)	4.000	06/01/41	CAD	650	656,358
Canadian Pacific Railway Co., Sr. Unsec’d. Notes	6.500	05/15/18		77	85,678
Province of Alberta, Unsec’d. Notes(b)	3.400	12/01/23	CAD	200	166,184
Province of British Columbia, Unsec’d. Notes	3.200	06/18/44	CAD	200	151,476
Unsec’d. Notes	3.300	12/18/23	CAD	200	165,960
Unsec’d. Notes	7.875	11/30/23	CAD	117	126,800
TransAlta Corp., Sr. Unsec’d. Notes	6.650	05/15/18		170	179,956

					2,148,043

Cayman Islands 0.2%
Cayman Islands Government Bond, Sr. Unsec’d. Notes, RegS	5.950	11/24/19		500	571,250

Chile 0.1%
Chile Government International Bond, Sr. Unsec’d. Notes	1.625	01/30/25	EUR	100	109,008
Sr. Unsec’d. Notes	1.875	05/27/30	EUR	100	105,028

					214,036

China 0.2%
China Government Bond, Sr. Unsec’d. Notes	1.800	12/01/15	CNH	1,000	157,879
Sinopec Group Overseas Development 2015 Ltd., Gtd. Notes, 144A	2.500	04/28/20		500	493,427

					651,306

Colombia 0.7%
Colombia Government International Bond, Sr. Unsec’d. Notes	4.000	02/26/24		1,000	981,500
Sr. Unsec’d. Notes	8.375	02/15/27		215	267,137

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Colombia (cont’d.)
Sr. Unsec’d. Notes	8.700%	02/15/16		88	$89,650
Sr. Unsec’d. Notes	11.750	02/25/20		715	950,950
Pacific Exploration & Production Corp., Gtd. Notes, 144A	5.375	01/26/19		200	87,000

					2,376,237

Costa Rica 0.1%
Costa Rica Government International Bond, Sr. Unsec’d. Notes, 144A	4.375	04/30/25		500	432,500

Cyprus 2.4%
Cyprus Government International Bond, Sr. Unsec’d. Notes, MTN, 144A, RegS	3.750	11/01/15	EUR	1,431	1,573,600
Sr. Unsec’d. Notes, MTN, 144A, RegS	4.625	02/03/20	EUR	4,097	4,844,289
Unsec’d. Notes, MTN, RegS	3.875	05/06/22	EUR	1,500	1,699,751

					8,117,640

Denmark 0.1%
Denmark Government Bond, Unsec’d. Notes	1.750	11/15/25	DKK	520	83,189
Unsec’d. Notes	4.500	11/15/39	DKK	500	121,704

					204,893

Dominican Republic 0.1%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	7.500	05/06/21		300	326,250

Finland 0.3%
Finland Government International Bond, Sr. Unsec’d. Notes	6.950	02/15/26		340	459,885
Sr. Unsec’d. Notes, MTN(b)	2.250	01/18/17	SEK	5,000	602,209

					1,062,094

France 0.5%
Ephios Bondco PLC, Sr. Sec’d. Notes, 144A	6.250	07/01/22	EUR	1,000	1,149,134
France Government Bond OAT, Unsec’d. Notes, RegS(d)	1.750	11/25/24	EUR	300	360,501

					1,509,635

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Germany 1.2%
Fresenius Medical Care U.S. Finance II, Inc., Gtd. Notes, 144A	4.125%	10/15/20		325	$331,906
KFW, Gov’t. Gtd. Notes(b)	4.700	06/02/37	CAD	179	161,809
Techem Energy Metering Service GmbH & Co. KG, Gtd. Notes, MTN, 144A	7.875	10/01/20	EUR	275	327,495
Techem GmbH, Sr. Sec’d. Notes, MTN, 144A	6.125	10/01/19	EUR	500	576,299
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	405	475,643
Volkswagen International Finance NV, Gtd. Notes, RegS	3.750(a)	12/31/49	EUR	1,000	1,015,802
Vonovia Finance BV, Gtd. Notes, RegS	4.625(a)	04/08/74	EUR	1,000	1,125,767

					4,014,721

Greece 1.1%
Hellenic Republic Government Bond, Series PSI, Sr. Unsec’d. Notes, RegS	3.000(a)	02/24/42	EUR	700	452,932
Hellenic Republic Government International Bond, Series 12BR, Sr. Unsec’d. Notes(b)	5.250	02/01/16	JPY	6,500	50,518
Series 12RG, Sr. Unsec’d. Notes(b)	5.250	02/01/16	JPY	340,900	2,719,120
Sr. Unsec’d. Notes, MTN(b)	3.800	08/08/17	JPY	54,000	394,186

					3,616,756

Hungary 2.2%
Hungary Government Bond, Series 18/A, Unsec’d. Notes	5.500	12/20/18	HUF	100,000	390,818
Hungary Government International Bond, Series 5, Sr. Unsec’d. Notes(b)	2.110	10/26/17	JPY	100,000	829,375
Sr. Unsec’d. Notes	4.000	03/25/19		332	347,770
Sr. Unsec’d. Notes	5.375	02/21/23		450	495,054
Sr. Unsec’d. Notes	5.750	11/22/23		350	394,188
Sr. Unsec’d. Notes	6.250	01/29/20		200	225,782
Sr. Unsec’d. Notes, MTN	4.000	05/20/16	CHF	600	618,423
Sr. Unsec’d. Notes, RegS	5.000	03/30/16	GBP	200	312,611
Sr. Unsec’d. Notes, RegS	5.750	06/11/18	EUR	500	617,443
Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	2,500	3,177,022

					7,408,486

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Iceland 0.2%
Iceland Government International Bond, Unsec’d. Notes, RegS	4.875%	06/16/16		483	$495,075
Unsec’d. Notes, RegS	5.875	05/11/22		225	257,102

					752,177

India 0.5%
Bharti Airtel International Netherlands BV, Gtd. Notes, 144A	5.125	03/11/23		200	212,161
Export-Import Bank of India, Sr. Unsec’d. Notes, MTN, RegS	5.760	04/05/18	AUD	1,000	742,714
State Bank of India, Sr. Unsec’d. Notes, MTN, RegS	4.500	11/30/15	EUR	700	771,680

					1,726,555

Indonesia 2.5%
Berau Capital Resources Pte. Ltd., Sr. Sec’d. Notes, RegS (original cost $442,500; purchased 12/15/11-03/07/12)(b)(c)(e)	12.500	07/08/49		400	118,000
Indonesia Government International Bond, Sr. Unsec’d. Notes, MTN, 144A	2.875	07/08/21	EUR	900	983,476
Sr. Unsec’d. Notes, MTN, 144A	3.375	07/30/25	EUR	1,800	1,906,827
Sr. Unsec’d. Notes, MTN, 144A	4.125	01/15/25		335	327,273
Sr. Unsec’d. Notes, MTN, RegS	2.875	07/08/21	EUR	546	596,642
Majapahit Holding BV, Gtd. Notes, RegS	7.750	01/20/20		800	902,800
Pertamina Persero PT, Sr. Unsec’d. Notes, MTN, 144A	4.300	05/20/23		500	472,372
Perusahaan Penerbit SBSN Indonesia II, Sr. Unsec’d. Notes, RegS	4.000	11/21/18		2,200	2,304,500
Perusahaan Penerbit SBSN Indonesia III, Sr. Unsec’d. Notes, 144A	4.350	09/10/24		300	291,390
Sr. Unsec’d. Notes, 144A	6.125	03/15/19		375	415,312

					8,318,592

Ireland 1.5%
CRH America, Inc., Gtd. Notes	8.125	07/15/18		110	127,126
Ireland Government Bond, Unsec’d. Notes	5.400	03/13/25	EUR	2,230	3,377,002
Unsec’d. Notes, RegS	2.400	05/15/30	EUR	1,200	1,452,211

					4,956,339

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Italy 3.9%
Cassa Depositi e Prestiti SpA, Sr. Unsec’d. Notes, MTN, RegS	4.750%	06/18/19	EUR	500	$622,077
Italy Buoni Poliennali Del Tesoro, Sr. Unsec’d. Notes	2.500	12/01/24	EUR	100	119,664
Sr. Unsec’d. Notes	3.750	09/01/24	EUR	900	1,179,406
Sr. Unsec’d. Notes	4.500	05/01/23	EUR	2,700	3,668,693
Sr. Unsec’d. Notes	5.500	11/01/22	EUR	700	996,804
Sr. Unsec’d. Notes	6.500	11/01/27	EUR	2,295	3,790,947
Sr. Unsec’d. Notes, 144A, RegS	4.750	09/01/44	EUR	500	794,558
Italy Government International Bond, Sr. Unsec’d. Notes, MTN	5.200	07/31/34	EUR	250	379,577
Sr. Unsec’d. Notes, MTN, RegS	5.250	12/07/34	GBP	232	400,528
Sr. Unsec’d. Notes, MTN, RegS	5.750	07/25/16	EUR	201	229,916
Sr. Unsec’d. Notes, MTN, RegS	6.000	08/04/28	GBP	407	758,081

					12,940,251

Japan 0.8%
Japan Finance Organization for Municipalities, Gov’t. Gtd. Notes, MTN	5.750	08/09/19	GBP	400	707,807
Japan Government Twenty Year Bond, Series 149, Sr. Unsec’d. Notes(f)	1.500	06/20/34	JPY	50,000	450,684
Series 150, Sr. Unsec’d. Notes(f)	1.400	09/20/34	JPY	145,000	1,283,395
MUFG Capital Finance 1 Ltd., Gtd. Notes	6.346(a)	07/29/49		120	123,750

					2,565,636

Kazakhstan 0.4%
Kazakhstan Government International Bond, Sr. Unsec’d. Notes, 144A	3.875	10/14/24		925	865,341
Sr. Unsec’d. Notes, MTN, 144A	5.125	07/21/25		300	298,358

					1,163,699

Latvia 0.5%
Republic of Latvia, Sr. Unsec’d. Notes, 144A	5.250	06/16/21		500	569,375
Sr. Unsec’d. Notes, RegS	2.750	01/12/20		400	406,792
Sr. Unsec’d. Notes, RegS	5.250	06/16/21		500	569,375

					1,545,542

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Lithuania 0.4%
Lithuania Government International Bond, Sr. Unsec’d. Notes, RegS	6.125%	03/09/21		700	$819,420
Sr. Unsec’d. Notes, RegS	6.625	02/01/22		200	243,000
Sr. Unsec’d. Notes, RegS	7.375	02/11/20		245	294,208

					1,356,628

Macedonia 0.2%
Former Yugoslav Republic Of Macedonia, Sr. Unsec’d. Notes, 144A	3.975	07/24/21	EUR	500	529,482

Mexico 3.7%
CEMEX Espana SA, Sr. Sec’d. Notes, 144A	9.875	04/30/19		1,000	1,066,250
Mexican Bonos, Series M10, Sr. Unsec’d. Notes	8.500	12/13/18	MXN	7,000	469,965
Mexico Government International Bond, Sr. Unsec’d. Notes	2.750	04/22/23	EUR	2,075	2,373,045
Sr. Unsec’d. Notes	4.000	03/15/2115	EUR	450	445,408
Sr. Unsec’d. Notes, MTN	1.625	03/06/24	EUR	400	421,386
Sr. Unsec’d. Notes, MTN	2.375	04/09/21	EUR	100	113,266
Sr. Unsec’d. Notes, MTN	3.000	03/06/45	EUR	500	494,018
Sr. Unsec’d. Notes, MTN	4.250	07/14/17	EUR	2,984	3,489,723
Sr. Unsec’d. Notes, MTN	5.500	02/17/20	EUR	100	129,255
Sr. Unsec’d. Notes, MTN	5.625	03/19/2114	GBP	200	295,986
Sr. Unsec’d. Notes, MTN	6.750	02/06/24	GBP	840	1,573,025
Sr. Unsec’d. Notes, MTN(b)	11.000	05/08/17	ITL	250,000	163,632
Petroleos Mexicanos, Gtd. Notes, MTN, 144A	3.500	07/23/20		330	327,301
Gtd. Notes, MTN, 144A	4.250	01/15/25		200	190,300
Gtd. Notes, MTN, RegS	8.250	06/02/22	GBP	206	386,750
Gtd. Notes, RegS	3.125	11/27/20	EUR	500	549,525

					12,488,835

Netherlands 0.7%
Bank Nederlandse Gemeenten NV, Sr. Unsec’d. Notes, MTN(b)	0.500	05/12/21	ZAR	10,000	448,037
Sr. Unsec’d. Notes, MTN(b)	0.500	06/22/21	ZAR	6,000	257,789
Sr. Unsec’d. Notes, MTN	5.500	05/23/22	AUD	338	274,527
Sr. Unsec’d. Notes, MTN, RegS(b)	0.500	06/07/22	ZAR	10,000	407,338
NN Group NV, Sub. Notes, RegS	4.500(a)	12/31/49	EUR	950	1,035,128

					2,422,819

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

New Zealand 0.1%
New Zealand Local Government Funding Agency, Unsec’d. Notes	6.000%	05/15/21	NZD	500	$382,880

Norway 0.1%
City of Oslo Norway, Sr. Unsec’d. Notes(b)	3.650	11/08/23	NOK	2,000	258,052

Panama 1.4%
Panama Government International Bond, Sr. Unsec’d. Notes	4.000	09/22/24		400	404,000
Sr. Unsec’d. Notes	5.200	01/30/20		800	876,000
Sr. Unsec’d. Notes	6.700	01/26/36		1,700	2,103,750
Sr. Unsec’d. Notes	8.125	04/28/34		138	184,575
Sr. Unsec’d. Notes	9.375	01/16/23		622	844,365
Sr. Unsec’d. Notes	10.750	05/15/20		275	365,062

					4,777,752

Peru 1.2%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates, 144A	1.426(g)	05/31/18		1,950	1,879,282
Pass-Through Certificates, RegS	2.933(g)	06/02/25		1,000	763,000
Peruvian Government International Bond, Sr. Unsec’d. Notes	2.750	01/30/26	EUR	300	328,411
Sr. Unsec’d. Notes	4.125	08/25/27		400	402,000
Sr. Unsec’d. Notes	7.350	07/21/25		500	645,000

					4,017,693

Philippines 1.0%
Philippine Government International Bond, Sr. Unsec’d. Notes	6.250	03/15/16	EUR	3,081	3,456,901

Poland 0.1%
Poland Government Bond, Series 719, Unsec’d. Notes	3.250	07/25/19	PLN	1,000	271,366

Portugal 1.9%
Portugal Government International Bond, Unsec’d. Notes, MTN, 144A	5.125	10/15/24		2,200	2,323,200
Unsec’d. Notes, MTN, RegS	5.125	10/15/24		1,500	1,584,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Portugal (cont’d.)
Portugal Obrigacoes do Tesouro OT, Sr. Unsec’d. Notes, 144A, RegS	3.850%	04/15/21	EUR	500	$613,806
Sr. Unsec’d. Notes, 144A, RegS	5.650	02/15/24	EUR	200	274,066
Unsec’d. Notes, 144A, RegS	3.875	02/15/30	EUR	1,300	1,558,433

					6,353,505

Romania 1.1%
Romanian Government International Bond, Sr. Unsec’d. Notes, 144A	2.750	10/29/25	EUR	815	904,729
Sr. Unsec’d. Notes, MTN, RegS	3.625	04/24/24	EUR	730	877,681
Sr. Unsec’d. Notes, MTN, RegS	6.750	02/07/22		500	596,000
Sr. Unsec’d. Notes, RegS	6.500	06/18/18	EUR	1,000	1,267,046

					3,645,456

Russia 0.4%
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes, RegS	3.625	09/16/20	EUR	1,300	1,457,564

Singapore 0.2%
Singapore Government Bond, Sr. Unsec’d. Notes	3.000	09/01/24	SGD	500	374,224
Temasek Financial I Ltd., Gtd. Notes, MTN(b)	3.265	02/19/20	SGD	500	370,823

					745,047

Slovak Republic 0.7%
Slovakia Government International Bond, Sr. Unsec’d. Notes, RegS	4.375	05/21/22		2,200	2,475,264

Slovenia 2.4%
Slovenia Government Bond, Series RS63, Sr. Unsec’d. Notes, RegS	4.375	02/06/19	EUR	300	373,520
Slovenia Government International Bond, Sr. Unsec’d. Notes, 144A	4.125	02/18/19		300	318,240
Sr. Unsec’d. Notes, 144A	4.750	05/10/18		1,500	1,602,195
Sr. Unsec’d. Notes, 144A	5.850	05/10/23		1,500	1,734,375
Sr. Unsec’d. Notes, RegS	5.250	02/18/24		200	224,000
Sr. Unsec’d. Notes, RegS	5.500	10/26/22		1,700	1,923,819
Sr. Unsec’d. Notes, RegS	5.850	05/10/23		1,715	1,982,969

					8,159,118

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

South Africa 1.4%
South Africa Government Bond, Series R213, Unsec’d. Notes	7.000%	02/28/31	ZAR	1,800	$110,245
South Africa Government International Bond, Sr. Unsec’d. Notes	3.750	07/24/26	EUR	1,000	1,082,142
Sr. Unsec’d. Notes, MTN	4.500	04/05/16	EUR	2,202	2,457,751
ZAR Sovereign Capital Fund Propriety Ltd., Sr. Unsec’d. Notes, 144A	3.903	06/24/20		1,000	1,000,000

					4,650,138

South Korea 0.5%
Export-Import Bank of Korea, Sr. Unsec’d. Notes, MTN	0.500	01/25/17	TRY	300	89,220
Sr. Unsec’d. Notes, MTN	5.375	09/12/19	AUD	1,000	759,540
Sr. Unsec’d. Notes, MTN	6.350	03/28/17	MXN	900	55,151
Sr. Unsec’d. Notes, MTN, RegS(b)	2.711	12/05/19	CAD	200	155,828
Sr. Unsec’d. Notes, MTN, RegS(b)	3.990	09/13/16	MXN	6,180	371,747
Sr. Unsec’d. Notes, RegS(b)	3.500	09/26/19	AUD	100	69,706
Sr. Unsec’d. Notes, RegS	5.125	10/15/19	NZD	200	140,013
Republic of Korea, Sr. Unsec’d. Notes, RegS	2.125	06/10/24	EUR	100	116,805

					1,758,010

Spain 4.7%
ADIF Alta Velocidad, Sr. Unsec’d. Notes, MTN, RegS	1.875	01/28/25	EUR	300	328,617
Autonomous Community of Madrid Spain, Sr. Unsec’d. Notes	4.110	06/23/16	EUR	100	112,520
Sr. Unsec’d. Notes	5.500	02/14/17	EUR	176	206,269
Sr. Unsec’d. Notes	6.213	06/21/16	EUR	68	77,534
Sr. Unsec’d. Notes	7.062(a)	10/30/16	EUR	550	651,970
Instituto de Credito Oficial, Gov’t. Gtd. Notes, MTN	3.250	06/28/24	CHF	300	363,903
Notes, MTN	4.530	03/17/16	CAD	1,660	1,282,361
Notes, MTN(b)	5.000	03/31/20	CAD	1,100	909,654
Spain Government Bond, Sr. Unsec’d. Notes	2.750	04/30/19	EUR	700	833,763
Sr. Unsec’d. Notes, 144A, RegS	4.800	01/31/24	EUR	1,500	2,077,844
Sr. Unsec’d. Notes, 144A, RegS	5.150	10/31/44	EUR	1,000	1,611,648
Sr. Unsec’d. Notes, 144A, RegS(f)	5.850	01/31/22	EUR	3,705	5,267,356
Unsec’d. Notes, 144A, RegS	1.600	04/30/25	EUR	300	329,794
Spain Government International Bond, Sr. Unsec’d. Notes, MTN	5.250	04/06/29	GBP	957	1,668,273

					15,721,506

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Supranational Bank 1.4%
African Development Bank, Sr. Unsec’d. Notes, MTN	0.500%	09/29/20	AUD	445	$282,031
Sr. Unsec’d. Notes, MTN(b)	0.500	09/21/21	NZD	1,500	843,009
European Investment Bank, Sr. Unsec’d. Notes, MTN	0.500	06/21/23	AUD	800	449,184
Sr. Unsec’d. Notes, MTN	0.500	08/10/23	AUD	720	399,271
Sr. Unsec’d. Notes, MTN	0.500	10/26/23	AUD	1,840	1,015,024
Sr. Unsec’d. Notes, MTN, RegS	0.500	07/21/23	AUD	800	446,549
Sr. Unsec’d. Notes, MTN, RegS(b)	4.600	01/30/37	CAD	150	134,112
Inter-American Development Bank, Sr. Unsec’d. Notes, MTN	0.500	05/23/23	CAD	744	506,336
Sr. Unsec’d. Notes, MTN, RegS	0.500	10/30/20	ZAR	2,250	111,928
Sr. Unsec’d. Notes, MTN, RegS	0.500	11/30/20	ZAR	1,840	90,966
International Finance Corp., Sr. Unsec’d. Notes, MTN(b)	7.250	01/18/17	ZAR	5,000	358,948

					4,637,358

Sweden 0.1%
Kommuninvest I Sverige AB, Local Gov’t. Gtd. Notes, MTN(b)	4.750	08/17/22	AUD	200	156,229
Sweden Government Bond, Series 1058, Unsec’d. Notes(f)	2.500	05/12/25	SEK	2,200	301,759

					457,988

Switzerland 0.1%
Dufry Finance SCA, Sr. Unsec’d. Notes, 144A	4.500	08/01/23	EUR	400	460,753

Turkey 0.7%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.375	11/04/16		200	205,517
Turkey Government Bond, Unsec’d. Notes	8.500	07/10/19	TRY	1,000	329,286
Turkey Government International Bond, Sr. Unsec’d. Notes	5.500	02/16/17	EUR	1,148	1,333,093
Sr. Unsec’d. Notes	5.875	04/02/19	EUR	247	305,949

					2,173,845

United Kingdom 1.3%
Barclays PLC, Sr. Unsec’d. Notes	3.650	03/16/25		275	265,959
CPUK Finance Ltd, Sec’d. Notes, 144A	7.000	08/28/20	GBP	500	781,395

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
HSBC Holdings PLC, Sr. Unsec’d. Notes	5.100%	04/05/21		85	$95,033
Iceland Bondco PLC, Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	393	535,416
Pentair Finance SA, Gtd. Notes	2.450	09/17/19	EUR	250	281,370
Royal Bank of Scotland Group PLC, Gtd. Notes	6.125	01/11/21		325	376,329
Sr. Unsec’d. Notes, MTN	6.400	10/21/19		150	167,501
United Kingdom Gilt, Unsec’d. Notes, RegS(d)	2.750	09/07/24	GBP	600	995,125
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	450	732,773

					4,230,901

Uruguay 0.1%
Uruguay Government International Bond, Sr. Unsec’d. Notes	6.875	01/19/16	EUR	103	114,313
Sr. Unsec’d. Notes	7.000	06/28/19	EUR	119	156,892

					271,205

TOTAL FOREIGN BONDS (cost $175,924,576)					166,249,685

ASSET-BACKED SECURITIES 22.7%

Collateralized Loan Obligations 7.7%
AIMCO CLO, Series 2014-AA, Class B1, 144A	2.317(a)	07/20/26		3,000	2,970,394
ALM Ltd., Series 2014-14A, Class A2, 144A	2.423(a)	07/28/26		1,000	988,502
Anchorage Capital CLO Ltd., Series 2014-3A, Class A2A, 144A	2.673(a)	04/28/26		250	248,833
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class B, 144A	2.689(a)	10/15/26		1,000	995,188
Battalion CLO Ltd., Series 2014-5A, Class A2A, 144A	2.465(a)	04/17/26		500	496,266
Brookside Mill CLO Ltd., Series 2013-1A, Class B1, 144A	2.065(a)	04/17/25		3,000	2,957,302
Catamaran CLO Ltd., Series 2014-1A, Class A2, 144A	2.117(a)	04/20/26		5,000	4,828,695
Four Corners CLO Ltd., Series 2006-3A, Class A, 144A	0.570(a)	07/22/20		171	170,212

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KVK CLO Ltd., Series 2014-1A, Class A1, 144A	1.911%(a)	05/15/26		250	$248,473
Series 2014-1A, Class B, 144A	2.571(a)	05/15/26		250	246,914
Series 2014-3A, Class B, 144A	2.421(a)	10/15/26		1,000	978,983
LightPoint Pan-European CLO PLC, Series 2006-1A, Class A, 144A	0.182(a)	01/31/22	EUR	12	12,818
Madison Park Funding Ltd., Series 2012-9AR, Class AR, 144A	1.611(a)	08/15/22		500	498,945
Series 2012-9AR, Class B1R, 144A	2.191(a)	08/15/22		1,000	990,015
Neuberger Berman CLO Ltd., Series 2012-12A, Class BR, 144A	2.420(a)	07/25/23		2,000	1,995,473
NZCG Funding Ltd., Series 2015-2A, Class A2, 144A	2.670(a)	04/27/27		1,000	991,286
RYE Harbour CLO Ltd., Series 2015-1A, Class B2, 144A	2.630	10/21/28	EUR	2,000	2,194,572
Shackleton CLO Ltd., Series 2014-6A, Class B1, 144A	2.465(a)	07/17/26		2,000	1,988,348
Slater Mill Loan Fund LP, Series 2012-1A, Class B, 144A	2.971(a)	08/17/22		250	250,567
THL Credit Wind River CLO Ltd., Series 2014-1A, Class B2, 144A	4.730	04/18/26		1,300	1,278,179
Voya CLO Ltd., Series 2013-3A, Class A2, 144A	2.115(a)	01/18/26		250	246,185

					25,576,150

Non-Residential Mortgage-Backed Securities 0.7%
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570	07/18/25		1,700	1,695,580
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160	11/15/24		600	604,487

					2,300,067

Residential Mortgage-Backed Securities 14.3%
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.097(a)	09/25/33		566	530,590
Series 2005-HE2, Class M4	1.157(a)	04/25/35		1,000	959,757
Aegis Asset-Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2004-2, Class A5	1.097(a)	06/25/34		242	240,594

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Aire Valley Mortgages PLC, Series 2005-1X, Class 2A2, RegS	0.323%(a)	09/20/66	EUR	1,159	$1,211,278
Series 2006-1A, Class 1A, 144A	0.565(a)	09/20/66		2,614	2,450,578
Series 2006-1X, Class 1B2, RegS	0.363(a)	09/20/66	EUR	1,000	950,427
Series 2007-1A, Class 2A1, 144A	0.585(a)	09/20/66		778	733,262
Series 2007-1X, Class 2A2, RegS	0.223(a)	09/20/66	EUR	924	961,824
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2002-2, Class M3	2.852(a)	08/25/32		1,058	1,048,069
Series 2002-3, Class M3	3.047(a)	08/25/32		527	494,390
Series 2004-R8, Class M1	1.157(a)	09/25/34		370	368,876
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1	1.022(a)	05/25/34		130	124,134
Series 2005-W2, Class A2C	0.557(a)	10/25/35		1,354	1,279,752
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.246(a)	01/15/34		1,059	981,617
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 144A	2.027(a)	09/26/45		845	834,642
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.097(a)	03/25/34		259	247,152
Series 2004-HE3, Class M2	1.922(a)	04/25/34		247	225,656
Chase Funding Loan Acquisition Trust, Series 2004-AQ1, Class A2	0.997(a)	05/25/34		384	376,041
Countrywide Asset-Backed Certificates, Series 2002-5, Class MV1	1.697(a)	03/25/33		177	173,753
Finance America Mortgage Loan Trust, Series 2004-2, Class M1	1.022(a)	08/25/34		967	897,111
Fremont Home Loan Trust, Series 2004-1, Class M1	0.872(a)	02/25/34		421	384,316
Series 2004-B, Class M1	1.067(a)	05/25/34		884	821,453
Granite Master Issuer PLC, Series 2005-4, Class B4, RegS	0.244(a)	12/20/54	EUR	250	272,626
Series 2006-2, Class B3, RegS	0.164(a)	12/20/54	EUR	1,100	1,196,533
Series 2007-1, Class 5A1, RegS	0.726(a)	12/20/54	GBP	652	999,857
Series 2007-1, Class 6A1, RegS	0.696(a)	12/20/54	GBP	125	191,934
Series 2007-2, Class 3B2, RegS	0.206(a)	12/17/54	EUR	2,000	2,176,388

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Granite Mortgages PLC, Series 2003-3, Class 2M, RegS	1.349%(a)	01/20/44	EUR	484	$531,334
Series 2004-1, Class 2M, RegS	1.103(a)	03/20/44	EUR	1,000	1,097,979
Series 2004-3, Class 3B, RegS	1.286(a)	09/20/44	GBP	1,000	1,530,571
GSAMP Trust, Series 2004-FM1, Class M1	1.172(a)	11/25/33		152	147,336
Series 2005-HE5, Class M1	0.617(a)	11/25/35		916	884,036
Home Equity Asset Trust, Series 2004-3, Class M1	1.052(a)	08/25/34		546	520,954
Series 2005-9, Class 2A4	0.537(a)	04/25/36		731	718,169
HSBC Home Equity Loan Trust U.S.A., Series 2007-2, Class A4	0.494(a)	07/20/36		321	319,162
Long Beach Mortgage Loan Trust, Series 2004-3, Class M1	1.052(a)	07/25/34		341	328,007
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.293(a)	09/01/21		1,361	1,367,236
Series 2014-2, Class A, 144A	2.193(a)	12/01/21		874	870,525
Series 2015-1, Class A, 144A	2.193(a)	01/01/20		1,872	1,852,877
Series 2015-2, Class A, 144A	2.193(a)	01/01/20		1,392	1,384,022
Series 2015-5, Class A1, 144A	2.193(a)	04/01/20		822	819,029
Series 2015-8, Class A1, 144A	2.193(a)	08/01/20		2,927	2,893,392
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A1	0.897(a)	09/25/34		375	346,858
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.397(a)	08/25/35		175	165,924
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC8, Class M1	1.247(a)	09/25/33		242	229,592
Series 2004-NC1, Class M1	1.247(a)	12/27/33		281	270,640
Series 2004-OP1, Class M1	1.067(a)	11/25/34		437	399,438
Series 2004-WMC1, Class M1	1.127(a)	06/25/34		487	471,443
Series 2004-WMC2, Class M1	1.112(a)	07/25/34		175	166,696
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3	1.177(a)	02/25/33		360	339,328
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.322(a)	10/25/33		309	296,778
Series 2005-C, Class A2C	0.447(a)	12/25/35		506	490,492
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-6, Class A2	0.857(a)	11/25/33		242	224,149
Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class M1	4.748(a)	09/25/34		113	107,613

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust, Series 2003-BC3, Class M1	1.622%(a)	04/25/33		1,369	$1,350,229
Series 2004-2, Class A4	0.902(a)	03/25/34		957	869,742
Series 2004-8, Class A8	1.197(a)	09/25/34		376	370,934
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-NC2, Class M3	0.627(a)	05/25/35		530	513,747
VOLT XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375	08/27/57		771	769,779
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625	10/25/57		903	901,708
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375	02/25/55		882	878,345
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250	02/25/55		1,326	1,314,550
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625	07/25/45		938	933,781

					47,809,005

TOTAL ASSET-BACKED SECURITIES (cost $76,091,901)					75,685,222

BANK LOANS(a) 0.4%

Consumer 0.1%
OGF SA (France), Private Placement	3.750	10/30/20	EUR	232	254,939

Financials 0.1%
Scandlines GmbH (Germany)	4.500	11/04/20	EUR	314	345,526

Gaming
CCM Merger, Inc.	4.500	08/06/21		111	110,427

Healthcare & Pharmaceutical
RPI Finance Trust	3.250	11/09/18		145	144,418

Technology 0.2%
First Data Corp.	3.827	09/24/18		300	297,937
Transunion LLC	3.500	04/09/21		246	242,926

					540,863

TOTAL BANK LOANS (cost $1,525,348)					1,396,173

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES 5.6%
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class XB, IO	0.329%(a)	05/10/47	27,500	$883,891
COMM Mortgage Trust, Series 2014-CR19, Class A3	3.530	08/10/47	1,000	1,047,740
Series 2014-UBS4, Class XB, IO, 144A	0.204(a)	08/10/47	50,000	899,450
Series 2015-3BP, Class A, 144A	3.178	02/10/35	500	499,031
Credit Suisse Mortgage Trust, Series 2014-ICE, Class X1CP, IO, 144A	1.686(a)	04/15/27	32,000	243,507
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555(a)	09/10/35	1,300	1,338,352
Series 2015-11MD, Class C, 144A	3.555(a)	09/10/35	500	488,504
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.011(a)	01/25/20	20,340	716,370
Series K007, Class X1, IO	1.168(a)	04/25/20	31,254	1,193,129
Series K008, Class X1, IO	1.647(a)	06/25/20	13,875	780,202
Series K019, Class X1, IO	1.722(a)	03/25/22	10,549	937,665
Series K025, Class X1, IO	0.895(a)	10/25/22	20,354	1,022,566
Series Q001, Class XA, IO	2.369(a)	02/25/32	6,982	1,319,954
GS Mortgage Securities Trust, Series 2013-GC14, Class XA, IO	0.870(a)	08/10/46	39,021	1,653,258
Series 2014-GC20, Class XB, IO	0.338(a)	04/10/47	30,000	979,503
Series 2014-GC22, Class XB, IO	0.255(a)	06/10/47	35,000	886,316
Series 2014-GC24, Class XB, IO	0.021(a)	09/10/47	83,262	130,155
Series 2014-GC26, Class XB, IO	0.296(a)	11/10/47	56,483	1,571,803
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AJ	4.842(a)	07/15/42	272	272,280
Series 2014-FL5, Class XCP, IO, 144A	0.657(a)	05/15/16	225,700	108,110
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, IO, 144A	1.720(a)	05/10/63	6,200	411,753
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713(a)	06/15/49	1,389	1,460,235

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,859,229)				18,843,774

CORPORATE BONDS 14.9%

Agriculture 0.1%
Altria Group, Inc., Gtd. Notes	9.950	11/10/38	81	131,929
Reynolds American, Inc., Gtd. Notes, 144A	8.125	06/23/19	30	35,473

				167,402

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	29

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines 0.2%
Continental Airlines, Inc., Class A, Pass-Through Trust, Pass-Through Certificates, Series 2010-1	4.750%	01/12/21	77	$81,223
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821	08/10/22	174	203,102
Series 2010-2, Class A	4.950	05/23/19	16	16,515
Series 2011-1, Class A	5.300	04/15/19	159	168,268
UAL, Pass-Through Trust, Pass-Through Certificates, Series 2007-1A, Class A	6.636	07/02/22	93	98,235

				567,343

Auto Manufacturers 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.551	10/05/18	460	461,020
General Motors Financial Co., Inc., Gtd. Notes	3.100	01/15/19	720	722,387

				1,183,407

Banks 3.8%
Bank of America Corp., Series K, Jr. Sub. Notes	8.000(a)	12/29/49	235	245,011
Series M, Jr. Sub. Notes	8.125(a)	12/29/49	700	728,938
Series Z, Jr. Sub. Notes	6.500(a)	12/31/49	1,000	1,045,010
Sr. Unsec’d. Notes, MTN(f)	5.875	02/07/42	410	483,037
Citigroup, Inc., Jr. Sub. Notes	5.950(a)	12/31/49	600	579,000
Sr. Unsec’d. Notes	8.125	07/15/39	110	160,615
Goldman Sachs Group, Inc. (The), Series L, Jr. Sub. Notes	5.700(a)	12/31/49	1,645	1,667,619
Series M, Jr. Sub. Notes	5.375(a)	12/31/49	700	693,000
Sr. Unsec’d. Notes, MTN	4.800	07/08/44	225	227,316
Sub. Notes	6.750	10/01/37	185	222,947
JPMorgan Chase & Co., Series 1, Jr. Sub. Notes	7.900(a)	04/29/49	450	467,550
Series V, Jr. Sub. Notes	5.000(a)	12/31/49	1,000	986,000
Series Z, Jr. Sub. Notes	5.300(a)	12/31/49	1,410	1,414,230
Sub. Notes(f)	3.875	09/10/24	2,000	1,997,870
Morgan Stanley, Series H, Jr. Sub. Notes	5.450(a)	12/31/49	1,415	1,392,006
Sr. Unsec’d. Notes, MTN	6.375	07/24/42	325	408,585

				12,718,734

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials 0.2%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $525,000; purchased 10/27/14)(b)(c)	5.375%	11/15/24	525	$540,094
Owens Corning, Gtd. Notes	4.200	12/15/22	270	273,002

				813,096

Chemicals 0.2%
Ashland, Inc., Gtd. Notes	4.750	08/15/22	300	300,165
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400	05/15/39	152	222,084

				522,249

Commercial Services 0.5%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $221,242; purchased 10/26/11)(b)(c)	7.000	10/15/37	190	233,580
United Rentals North America, Inc., Gtd. Notes	7.375	05/15/20	500	530,625
Gtd. Notes	7.625	04/15/22	750	813,833

				1,578,038

Computers 0.2%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450	10/05/17	500	501,461
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	305	308,707

				810,168

Distribution/Wholesale 0.3%
Brightstar Corp., Gtd. Notes, 144A (original cost $1,063,344; purchased 08/06/14)(b)(c)	9.500	12/01/16	1,000	1,005,200

Diversified Financial Services 0.3%
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750	05/15/16	75	76,360
Sr. Unsec’d. Notes	6.250	05/15/19	125	135,938
Jefferies Group LLC, Sr. Unsec’d. Notes	6.875	04/15/21	500	561,946
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e)	6.875	05/02/18	100	7,630
Navient Corp., Sr. Unsec’d. Notes, MTN	6.000	01/25/17	75	76,965
Sr. Unsec’d. Notes, MTN	8.450	06/15/18	225	241,312

				1,100,151

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	31

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric 1.6%
AES Corp., Sr. Unsec’d. Notes	7.375%	07/01/21	1,000	$1,065,000
DPL, Inc., Sr. Unsec’d. Notes	6.750	10/01/19	700	717,500
Dynegy, Inc., Gtd. Notes	6.750	11/01/19	650	648,375
Gtd. Notes	7.375	11/01/22	350	350,875
Gtd. Notes	7.625	11/01/24	1,000	1,002,500
NRG Energy, Inc., Gtd. Notes	8.250	09/01/20	1,500	1,537,500
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950	05/15/18	50	56,590

				5,378,340

Electronics 0.2%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700	09/15/22	655	659,258

Entertainment 1.1%
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	1,000	986,250
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,032,500; purchased 08/27/14)(b)(c)	5.000	08/01/18	1,000	1,032,500
Pinnacle Entertainment, Inc., Gtd. Notes	7.500	04/15/21	205	216,019
Gtd. Notes	8.750	05/15/20	650	676,812
Scientific Games International, Inc., Gtd. Notes	10.000	12/01/22	750	663,750

				3,575,331

Food 0.2%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	675	688,500

Food Service 0.1%
Aramark Services, Inc., Gtd. Notes	5.750	03/15/20	475	495,781

Forest & Paper Products 0.1%
International Paper Co., Sr. Unsec’d. Notes	6.000	11/15/41	130	143,252
Sr. Unsec’d. Notes	7.300	11/15/39	75	90,272

				233,524

Healthcare-Services 1.1%
CHS/Community Health Systems, Inc., Gtd. Notes	6.875	02/01/22	1,000	1,007,500
Gtd. Notes	7.125	07/15/20	750	768,750

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	750	$839,062
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125	04/01/22	1,000	1,057,500

				3,672,812

Home Builders 0.5%
KB Home, Gtd. Notes	7.500	09/15/22	1,000	1,025,000
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22	800	829,000

				1,854,000

Insurance 0.1%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500	11/15/20	30	33,108
Chubb Corp. (The), Jr. Sub. Notes	6.375(a)	04/15/37	140	134,400
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500	03/15/35	90	106,953
Lincoln National Corp., Jr. Sub. Notes	6.050(a)	04/20/67	30	24,900
Progressive Corp. (The), Jr. Sub. Notes	6.700(a)	06/15/37	100	100,500
Willis Group Holdings PLC, Gtd. Notes	4.125	03/15/16	100	100,970

				500,831

Lodging 0.2%
MGM Resorts International, Gtd. Notes	6.625	12/15/21	500	533,750

Machinery-Diversified 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	225	243,123

Media 1.1%
21st Century Fox America, Inc., Gtd. Notes	6.150	03/01/37	415	477,795
Gtd. Notes	6.900	08/15/39	60	73,491
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	750	804,375
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.000	01/15/19	456	468,540
Gtd. Notes, 144A	5.875	05/01/27	675	675,000
Historic TW, Inc., Gtd. Notes	6.625	05/15/29	225	274,983
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	500	515,000
Time Warner Cable, Inc., Gtd. Notes	8.750	02/14/19	300	351,666
Viacom, Inc., Sr. Unsec’d. Notes	4.500	02/27/42	233	179,182

				3,820,032

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	33

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.2%
Actuant Corp., Gtd. Notes	5.625%	06/15/22		400	$402,500
Textron, Inc., Sr. Unsec’d. Notes	7.250	10/01/19		200	230,914

					633,414

Office & Business Equipment 0.3%
Xerox Corp., Sr. Unsec’d. Notes	3.500	08/20/20		1,000	977,477

Oil & Gas 0.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36		35	39,375
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21		170	154,745

					194,120

Packaging & Containers 0.3%
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		140	156,975
MeadWestvaco Corp., Sr. Unsec’d. Notes	7.375	09/01/19		450	518,206
Rock-Tenn Co., Gtd. Notes	4.450	03/01/19		175	184,722

					859,903

Real Estate Investment Trusts (REITs) 0.1%
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes, MTN	5.750	10/01/20	EUR	200	233,742

Retail 0.2%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20		750	744,375

Software 0.6%
First Data Corp., Gtd. Notes	12.625	01/15/21		1,250	1,432,812
Gtd. Notes, 144A	7.000	12/01/23		630	641,025

					2,073,837

Telecommunications 0.5%
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		200	201,250
Qwest Corp., Sr. Unsec’d. Notes	6.500	06/01/17		465	492,900
Sprint Capital Corp., Gtd. Notes	6.900	05/01/19		1,000	960,000

					1,654,150

Transportation 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000	03/15/2105		300	326,789

TOTAL CORPORATE BONDS (cost $49,800,436)					49,818,877

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
MUNICIPAL BONDS 0.8%

Connecticut 0.1%
State of Connecticut Special Tax Revenue, Revenue Bonds, BABs	5.459%	11/01/30		275	$316,456

New York 0.1%
City of New York, NY, GO, BABs	5.968	03/01/36		250	308,300

Puerto Rico 0.6%
Commonwealth of Puerto Rico, GO	0.820(a)	07/01/20		300	284,574
GO	4.000	07/01/16		240	243,492
GO	5.250	07/01/17		125	126,388
GO	5.500	07/01/16		345	353,446
Puerto Rico Highways & Transportation Authority, Series E, Revenue Bonds	5.500	07/01/17		250	257,370
Puerto Rico Municipal Finance Agency, Series B, Revenue Bonds	5.250	07/01/16		130	132,792
Series C, Revenue Bonds	5.000	08/01/16		175	175,430
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, CABs	5.643(g)	08/01/41		1,265	397,944

					1,971,436

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731	07/01/43		125	161,072

TOTAL MUNICIPAL BONDS (cost $2,486,627)					2,757,264

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.5%
Federal National Mortgage Assoc.	5.375	12/07/28	GBP	275	540,101
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350	06/07/21	GBP	430	772,648
Sr. Unsec’d. Notes	5.625	06/07/32	GBP	191	388,648

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,758,952)					1,701,397

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds	3.000	05/15/45		410	414,842
U.S. Treasury Notes	1.000	09/15/18		25	24,980
U.S. Treasury Notes	1.375	09/30/20		575	571,062
U.S. Treasury Notes	2.000	08/15/25		175	172,672

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,189,132)					1,183,556

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	35

Portfolio of Investments

as of October 31, 2015 continued

Description		Shares		Value (Note 1)
PREFERRED STOCK

Banking
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred) (cost $100,000)(a)			4,000	$101,600

TOTAL LONG-TERM INVESTMENTS (cost $327,736,201)				317,737,548

SHORT-TERM INVESTMENTS 2.1%

AFFILIATED MONEY MARKET MUTUAL FUND 1.3%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $4,368,747)(h)			4,368,747	4,368,747

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* 0.8%

Call Options 0.5%
5 Year CDX.NA.HY.25.V1, expiring 01/20/16, Strike Price 105.00	Citigroup Global Markets		22,000	43,095
5 Year CDX.NA.IG.25.V1, expiring 02/17/16, Strike Price 62.50	Citigroup Global Markets		80,000	19,092
Euro/Polish Zloty @ FX Rate 4.900, expiring 01/11/16	JPMorgan Chase	EUR	2,100	238
Euro/South African Rand @ FX Rate 19.000, expiring 12/21/15	JPMorgan Chase	EUR	2,800	1,614
Euro/South African Rand @ FX Rate 22.000, expiring 12/14/15	JPMorgan Chase	EUR	3,600	135
Euro/Turkish Lira @ FX Rate 3.700, expiring 01/11/16	Credit Suisse First Boston Corp.	EUR	4,250	15,308
Interest Rate Swap Options
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group		12,600	635
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group		6,300	2,572
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JP Morgan Chase		6,100	1,612
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets		7,930	68,384

See Notes to Financial Statements.

36

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
Receive a fixed rate of 1.55% and pay a floating rate based on 3 Month LIBOR, expiring 11/09/15	Citigroup Global Markets		13,100	$166,923
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		8,520	73,260
Receive a fixed rate of 1.70% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets		15,000	208,906
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		5,170	68,060
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase		6,100	79,994
Mexican Peso/Japanese Yen @ FX Rate 8.500, expiring 05/18/16	Credit Suisse First Boston Corp.	MXN	60,000	9,628
Turkish Lira/Japanese Yen @ FX Rate 41.000, expiring 09/27/16	JPMorgan Chase	TRY	8,500	63,602
Turkish Lira/Japanese Yen @ FX Rate 50.000, expiring 02/08/16	JPMorgan Chase	TRY	8,500	580
United States Dollar/Brazilian Real @ FX Rate 4.400, expiring 11/09/15	Credit Suisse First Boston Corp.		4,000	162
United States Dollar/Brazilian Real @ FX Rate 4.400, expiring 05/10/16	Morgan Stanley		4,000	146,928
United States Dollar/Chinese Renminbi @ FX Rate 6.500, expiring 08/11/16	Barclays Capital Group		4,000	78,100
United States Dollar/Chinese Renminbi @ FX Rate 7.250, expiring 02/29/16	Barclays Capital Group		4,000	6,605
United States Dollar/Euro @ FX Rate 1.070, expiring 06/09/16	Citigroup Global Markets		4,000	82,454
United States Dollar/Hungarian Forint @ FX Rate 400.000, expiring 12/09/15	Citigroup Global Markets		4,000	13
United States Dollar/Malayasian Ringgit @ FX Rate 6.000, expiring 11/19/15	Credit Suisse First Boston Corp.		4,000	5
United States Dollar/Mexican Peso @ FX Rate 17.000, expiring 12/03/15	UBS AG		1,000	5,209
United States Dollar/Mexican Peso @ FX Rate 20.000, expiring 12/03/15	JPMorgan Chase		4,000	160
United States Dollar/New Taiwanese Dollar @ FX Rate 30.900, expiring 05/27/16	Credit Suisse First Boston Corp.		4,000	209,004

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	37

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
United States Dollar/New Taiwanese Dollar @ FX Rate 33.000, expiring 05/27/16	Barclays Capital Group		4,000	$62,551
United States Dollar/Philippine Peso @ FX Rate 47.250, expiring 08/05/16	JPMorgan Chase		4,000	104,212
United States Dollar/Philippine Peso @ FX Rate 55.000, expiring 02/05/16	JPMorgan Chase		2,000	415
United States Dollar/South African Rand @ FX Rate 15.000, expiring 12/03/15	Credit Suisse First Boston Corp.		1,000	3,035
United States Dollar/South African Rand @ FX Rate 20.000, expiring 02/23/16	Credit Suisse First Boston Corp.		4,000	6,331
United States Dollar/Turkish Lira @ FX Rate 3.000, expiring 11/24/15	UBS AG		1,000	7,155
United States Dollar/Turkish Lira @ FX Rate 5.000, expiring 03/03/16	Credit Suisse First Boston Corp.		4,000	1,837

				1,537,814

Put Options 0.3%
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.75			5,750	144
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.88			5,750	144
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.13			72,750	1,819
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.38			67,000	1,675
5 Year CDX.NA.HY.24.V2, expiring 12/16/15, Strike Price 104.00	BNP Paribas		4,000	21,474
5 Year CDX.NA.HY.25.V1, expiring 12/16/15, Strike Price 102.00	Citigroup Global Markets		22,000	197,627
5 Year CDX.NA.IG.25.V1, expiring 12/16/15, Strike Price 85.00	Citigroup Global Markets		80,000	310,612
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $126.50			2,800	5,250
Euro/Polish Zloty @ FX Rate 4.100, expiring 01/11/16	Credit Suisse First Boston Corp.	EUR	2,100	3,119
Euro/South African Rand @ FX Rate 14.500, expiring 09/02/16	JPMorgan Chase	EUR	3,600	68,404

See Notes to Financial Statements.

38

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* (Continued)

Put Options (cont’d.)
Euro/Turkish Lira @ FX Rate 2.650, expiring 01/11/16	Citigroup Global Markets	EUR	4,250	$172
Mexican Peso/Japanese Yen @ FX Rate 6.000, expiring 11/17/15	Credit Suisse First Boston Corp.	MXN	60,000	19
Mexican Peso/Japanese Yen @ FX Rate 6.500, expiring 05/18/16	JPMorgan Chase	MXN	60,000	60,795
Turkish Lira/Japanese Yen @ FX Rate 25.000, expiring 02/02/16	JPMorgan Chase	TRY	8,500	—
Turkish Lira/Japanese Yen @ FX Rate 30.000, expiring 11/02/15	Barclays Capital Group	TRY	8,500	—
Turkish Lira/Japanese Yen @ FX Rate 33.000, expiring 02/08/16	Barclays Capital Group	TRY	8,500	11,292
Turkish Lira/Japanese Yen @ FX Rate 33.000, expiring 08/02/16	UBS AG	TRY	8,500	67,008
United States Dollar/Chinese Renminbi @ FX Rate 6.300, expiring 02/29/16	Credit Suisse First Boston Corp.		4,000	25,590
United States Dollar/Malayasian Ringgit @ FX Rate 3.800, expiring 08/18/16	Credit Suisse First Boston Corp.		4,000	33,135
United States Dollar/Mexican Peso @ FX Rate 13.500, expiring 12/03/15	Citigroup Global Markets		1,000	—
United States Dollar/Mexican Peso @ FX Rate 16.000, expiring 08/24/16	JPMorgan Chase		4,000	71,677
United States Dollar/South African Rand @ FX Rate 11.000, expiring 12/03/15	UBS AG		1,000	4
United States Dollar/South African Rand @ FX Rate 12.500, expiring 08/23/16	Credit Suisse First Boston Corp.		4,000	35,618
United States Dollar/Turkish Lira @ FX Rate 2.220, expiring 11/24/15	Credit Suisse First Boston Corp.		1,000	—
United States Dollar/Turkish Lira @ FX Rate 2.950, expiring 09/05/16	Credit Suisse First Boston Corp.		4,000	78,752

				994,330

TOTAL OPTIONS PURCHASED (cost $3,120,108)				2,532,144

TOTAL SHORT-TERM INVESTMENTS (cost $7,488,855)				6,900,891

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 97.2% (cost $335,225,056)( Note 5)				324,638,439

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	39

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS WRITTEN* (0.5)%

Call Options (0.4)%
5 Year CDX.NA.HY.24.V2, expiring 12/16/15, Strike Price 106.00	BNP Paribas		4,000	$(16,888)
5 Year CDX.NA.HY.25.V1, expiring 12/16/15, Strike Price 103.50	Citigroup Global Markets		22,000	(146,367)
5 Year CDX.NA.IG.25.V1, expiring 12/16/15, Strike Price 72.50	Citigroup Global Markets		80,000	(103,582)
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $130.50			2,800	(875)
Euro/Polish Zloty @ FX Rate 4.900, expiring 01/11/16	Credit Suisse First Boston Corp.	EUR	2,100	(238)
Euro/South African Rand @ FX Rate 19.000, expiring 12/21/15	Credit Suisse First Boston Corp.	EUR	2,800	(1,614)
Euro/South African Rand @ FX Rate 22.000, expiring 09/02/16	JPMorgan Chase	EUR	3,600	(51,288)
Euro/Turkish Lira @ FX Rate 3.700, expiring 01/11/16	Citigroup Global Markets	EUR	4,250	(15,308)
Interest Rate Swap Options
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group		18,900	(2,161)
Pay a fixed rate of 1.01% and receive a floating rate based on 3 Month LIBOR, expiring 11/09/15	JPMorgan Chase		13,100	(2,765)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		8,520	(42,106)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase		12,200	(33,974)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase		5,170	(40,715)
Mexican Peso/Japanese Yen @ FX Rate 8.500, expiring 05/18/16	JPMorgan Chase	MXN	60,000	(9,628)
United States Dollar/Brazilian Real @ FX Rate 4.400, expiring 11/09/15	JPMorgan Chase		4,000	(162)
United States Dollar/Brazilian Real @ FX Rate 4.400, expiring 05/10/16	Credit Suisse First Boston Corp.		4,000	(146,928)

See Notes to Financial Statements.

40

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Call Options (cont’d.)
United States Dollar/Chinese Renminbi @ FX Rate 7.250, expiring 02/29/16	Credit Suisse First Boston Corp.	4,000	$(6,605)
United States Dollar/Chinese Renminbi @ FX Rate 7.500, expiring 08/11/16	Barclays Capital Group	4,000	(18,252)
United States Dollar/Euro @ FX Rate 0.950, expiring 06/09/16	Citigroup Global Markets	4,000	(15,459)
United States Dollar/Hungarian Forint @ FX Rate 330.000, expiring 06/09/16	Citigroup Global Markets	4,000	(31,650)
United States Dollar/Malayasian Ringgit @ FX Rate 5.500, expiring 08/18/16	Credit Suisse First Boston Corp.	4,000	(54,482)
United States Dollar/Mexican Peso @ FX Rate 17.000, expiring 12/03/15	Citigroup Global Markets	1,000	(5,209)
United States Dollar/Mexican Peso @ FX Rate 21.000, expiring 08/24/16	JPMorgan Chase	4,000	(29,721)
United States Dollar/New Taiwanese Dollar @ FX Rate 30.900, expiring 05/27/16	Barclays Capital Group	4,000	(209,004)
United States Dollar/New Taiwanese Dollar @ FX Rate 33.000, expiring 05/27/16	Credit Suisse First Boston Corp.	4,000	(62,550)
United States Dollar/Philippine Peso @ FX Rate 50.000, expiring 08/05/16	JPMorgan Chase	6,000	(60,682)
United States Dollar/South African Rand @ FX Rate 15.000, expiring 12/03/15	UBS AG	1,000	(3,035)
United States Dollar/South African Rand @ FX Rate 18.000, expiring 08/23/16	Credit Suisse First Boston Corp.	4,000	(85,716)
United States Dollar/Turkish Lira @ FX Rate 3.000, expiring 11/24/15	Credit Suisse First Boston Corp.	1,000	(7,155)
United States Dollar/Turkish Lira @ FX Rate 4.500, expiring 09/05/16	Credit Suisse First Boston Corp.	4,000	(34,195)

			(1,238,314)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	41

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options (0.1)%
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.00			23,000	$(575)
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.25			128,250	(3,206)
5 Year CDX.NA.HY.24.V2, expiring 12/16/15, Strike Price 101.00	BNP Paribas		4,000	(6,623)
5 Year CDX.NA.HY.25.V1, expiring 01/20/16, Strike Price 99.00	Citigroup Global Markets		22,000	(166,767)
5 Year CDX.NA.IG.25.V1, expiring 02/17/16, Strike Price 105.00	Citigroup Global Markets		80,000	(143,793)
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $125.00			2,800	(1,312)
Euro/Polish Zloty @ FX Rate 4.100, expiring 01/11/16	JPMorgan Chase	EUR	2,100	(3,118)
Mexican Peso/Japanese Yen @ FX Rate 6.000, expiring 11/17/15	JPMorgan Chase	MXN	60,000	(19)
Mexican Peso/Japanese Yen @ FX Rate 6.500, expiring 05/18/16	Credit Suisse First Boston Corp.	MXN	60,000	(60,795)
Turkish Lira/Japanese Yen @ FX Rate 25.000, expiring 09/26/16	UBS AG	TRY	8,500	(26,373)
Turkish Lira/Japanese Yen @ FX Rate 33.000, expiring 02/08/16	JPMorgan Chase	TRY	8,500	(11,292)
Turkish Lira/Japanese Yen @ FX Rate 33.000, expiring 08/02/16	Barclays Capital Group	TRY	8,500	(67,009)
United States Dollar/Chinese Renminbi @ FX Rate 6.300, expiring 02/29/16	Barclays Capital Group		4,000	(25,590)
United States Dollar/Mexican Peso @ FX Rate 13.500, expiring 12/03/15	UBS AG		1,000	—
United States Dollar/South African Rand @ FX Rate 11.000, expiring 12/03/15	Credit Suisse First Boston Corp.		1,000	(4)
United States Dollar/Turkish Lira @ FX Rate 2.220, expiring 11/24/15	UBS AG		1,000	—

				(516,476)

TOTAL OPTIONS WRITTEN (premiums received $2,236,153)				(1,754,790)

See Notes to Financial Statements.

42

Description	Value (Note 1)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.7% (cost $332,988,903)	$322,883,649
Other assets in excess of liabilities(i) 3.3%	10,867,679

NET ASSETS 100.0%	$333,751,328

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

bps—Basis Points

BUBOR—Budapest Interbank Offered Rate

BZDIOVER—Overnight Brazil Cetip Interbank Deposit

CABs—Capital Appreciation Bonds

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLICP—Chilean Indice Camara Promedio

CLO—Collateralized Loan Obligation

CMM—Constant Maturity Mortgage

COLIBOR—Columbia Interbank Offered Rate

CPI—Consumer Price Index

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GO—General Obligation

HIBOR—Hong Kong Interbank Offered Rate

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OIS—Overnight Index Swap

OTC—Over-the-counter

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	43

Portfolio of Investments

as of October 31, 2015 continued

PRIBOR—Prague Interbank Offered Rate

SIBOR—Singapore Interbank Offered Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TELBOR—Tel Aviv Interbank Offered Rate

US—United States

WIBOR—Warsaw Interbank Offered Rate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

See Notes to Financial Statements.

44

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2015.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $4,004,861. The aggregate value of $3,655,448 is approximately 1.1% of net assets.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Represents a zero coupon or step bond. Rate quoted represents yield to maturity at purchase date.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
1,271	5 Year U.S. Treasury Notes	Dec. 2015	$152,440,107	$152,232,039	$(208,068)
804	10 Year U.S. Treasury Notes	Dec. 2015	102,311,902	102,660,750	348,848
86	10 Year U.S. Treasury Notes	Mar. 2016	10,981,949	10,939,469	(42,480)
90	U.S. Ultra Bonds	Dec. 2015	14,297,327	14,377,500	80,173

					178,473

	Short Positions:
25	30 Day U.S. Federal Funds	Jan. 2016	10,386,748	10,391,456	(4,708)
693	2 Year U.S. Treasury Notes	Dec. 2015	151,722,335	151,528,781	193,554
8	10 Year Japanese Bonds	Dec. 2015	9,816,927	9,849,010	(32,083)
5	30 Year Euro-Buxl Bonds	Dec. 2015	838,820	867,184	(28,364)
25	Euro-Bobl	Dec. 2015	3,552,973	3,557,919	(4,946)
44	Euro-Bund	Dec. 2015	7,467,202	7,606,545	(139,343)

					(15,890)

					$162,583

(1)	Cash of $1,150,000 and Foreign Government Bonds with a combined market value of $2,011,984 have been segregated with J.P. Morgan Securities LLC to cover requirements for open contracts at October 31, 2015.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	45

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	JPMorgan Chase	AUD	939	$675,800	$667,050	$(8,750)
Expiring 01/15/16	JPMorgan Chase	AUD	1,494	1,079,000	1,061,048	(17,952)
Brazilian Real,
Expiring 11/04/15	Barclays Capital Group	BRL	1,699	431,227	440,009	8,782
Expiring 11/04/15	Barclays Capital Group	BRL	4,083	1,058,740	1,057,272	(1,468)
Expiring 11/04/15	Barclays Capital Group	BRL	7,923	2,062,800	2,051,660	(11,140)
Expiring 11/04/15	Citigroup Global Markets	BRL	1,587	412,125	410,988	(1,137)
Expiring 11/04/15	Citigroup Global Markets	BRL	2,123	511,875	549,736	37,861
Expiring 11/04/15	Citigroup Global Markets	BRL	2,990	739,134	774,187	35,053
Expiring 11/04/15	Citigroup Global Markets	BRL	2,995	739,761	775,418	35,657
Expiring 11/04/15	Citigroup Global Markets	BRL	4,301	1,205,601	1,113,708	(91,893)
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	12,666	3,271,155	3,279,748	8,593
Expiring 05/12/16	Morgan Stanley	BRL	5,412	1,327,000	1,318,440	(8,560)
British Pound,
Expiring 01/28/16	Bank of America	GBP	5,951	9,131,670	9,171,613	39,943
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	891	676,900	681,107	4,207
Expiring 01/15/16	BNP Paribas	CAD	1,135	873,965	867,736	(6,229)
Expiring 01/15/16	BNP Paribas	CAD	2,193	1,704,800	1,676,369	(28,431)
Expiring 01/15/16	JPMorgan Chase	CAD	1,323	1,022,900	1,011,506	(11,394)
Expiring 01/15/16	JPMorgan Chase	CAD	2,202	1,697,600	1,683,062	(14,538)
Expiring 01/15/16	JPMorgan Chase	CAD	2,334	1,807,100	1,784,620	(22,480)
Chilean Peso,
Expiring 11/06/15	BNP Paribas	CLP	902,333	1,330,875	1,304,038	(26,837)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	470,306	683,186	679,678	(3,508)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	506,699	750,110	732,274	(17,836)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	818,620	1,204,739	1,183,058	(21,681)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	849,650	1,240,637	1,227,902	(12,735)
Expiring 11/16/15	Credit Suisse First Boston Corp.	CLP	512,109	748,370	739,374	(8,996)
Expiring 11/19/15	JPMorgan Chase	CLP	507,187	750,110	732,053	(18,057)
Chinese Renminbi,
Expiring 11/30/15	Citigroup Global Markets	CNH	16,640	2,585,237	2,629,439	44,202
Expiring 01/15/16	JPMorgan Chase	CNH	7,856	1,228,383	1,237,599	9,216
Expiring 03/02/16	Barclays Capital Group	CNH	9,118	1,435,411	1,433,148	(2,263)
Expiring 08/15/16	Barclays Capital Group	CNH	12,459	1,880,000	1,945,476	65,476

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Colombian Peso,
Expiring 11/12/15	BNP Paribas	COP	992,510	$338,625	$342,107	$3,482
Expiring 11/12/15	Citigroup Global Markets	COP	1,925,750	649,823	663,785	13,962
Expiring 11/12/15	Citigroup Global Markets	COP	4,263,560	1,455,636	1,469,602	13,966
Expiring 11/19/15	Morgan Stanley	COP	3,511,714	1,200,175	1,209,434	9,259
Expiring 11/25/15	Barclays Capital Group	COP	2,551,765	823,150	878,195	55,045
Expiring 11/25/15	Citigroup Global Markets	COP	2,555,881	823,151	879,612	56,461
Czech Koruna,
Expiring 01/22/16	JPMorgan Chase	CZK	198,862	8,356,589	8,092,940	(263,649)
Danish Krone,
Expiring 01/22/16	JPMorgan Chase	DKK	23,641	3,607,304	3,494,676	(112,628)
Euro,
Expiring 01/28/16	Morgan Stanley	EUR	308	338,400	339,188	788
Expiring 06/13/16	Citigroup Global Markets	EUR	646	733,000	713,806	(19,194)
Hungarian Forint,
Expiring 01/22/16	Citigroup Global Markets	HUF	253,265	925,943	895,550	(30,393)
Indian Rupee,
Expiring 11/09/15	UBS AG	INR	56,860	879,648	868,737	(10,911)
Expiring 01/12/16	Credit Suisse First Boston Corp.	INR	300,089	4,537,858	4,531,265	(6,593)
Israel Shekel,
Expiring 01/20/16	JPMorgan Chase	ILS	6,506	1,692,988	1,682,966	(10,022)
Japanese Yen,
Expiring 01/28/16	Bank of America	JPY	2,653,725	22,004,791	22,030,206	25,415
Expiring 01/28/16	Citigroup Global Markets	JPY	204,407	1,692,200	1,696,908	4,708
Expiring 01/28/16	Morgan Stanley	JPY	2,653,725	22,005,450	22,030,206	24,756
Expiring 08/02/16	JPMorgan Chase	JPY	17,706	145,800	147,807	2,007
Expiring 08/04/16	JPMorgan Chase	JPY	29,060	236,542	242,602	6,060
Malaysian Ringgit,
Expiring 11/18/15	Citigroup Global Markets	MYR	7,949	1,902,800	1,847,799	(55,001)
Expiring 11/18/15	UBS AG	MYR	6,234	1,485,000	1,449,153	(35,847)
Expiring 11/18/15	UBS AG	MYR	7,351	1,697,400	1,708,904	11,504
Mexican Peso,
Expiring 12/07/15	UBS AG	MXN	4,688	305,213	283,046	(22,167)
Expiring 01/22/16	Citigroup Global Markets	MXN	75,417	4,521,571	4,538,317	16,746

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	47

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
New Taiwanese Dollar,
Expiring 05/31/16	Credit Suisse First Boston Corp.	TWD	18,960	$620,000	$585,927	$(34,073)
New Zealand Dollar,
Expiring 01/15/16	BNP Paribas	NZD	2,508	1,704,800	1,688,487	(16,313)
Expiring 01/15/16	JPMorgan Chase	NZD	2,246	1,507,400	1,512,374	4,974
Expiring 01/15/16	JPMorgan Chase	NZD	2,510	1,704,800	1,690,431	(14,369)
Expiring 01/15/16	UBS AG	NZD	2,500	1,704,800	1,683,418	(21,382)
Norwegian Krone,
Expiring 01/22/16	JPMorgan Chase	NOK	13,584	1,662,315	1,596,696	(65,619)
Peruvian Nuevo Sol,
Expiring 02/16/16	JPMorgan Chase	PEN	2,300	696,969	687,243	(9,726)
Philippine Peso,
Expiring 11/04/15	Barclays Capital Group	PHP	26,827	577,925	572,862	(5,063)
Expiring 11/04/15	Citigroup Global Markets	PHP	173,816	3,691,925	3,711,609	19,684
Expiring 01/29/16	Barclays Capital Group	PHP	28,309	598,500	601,680	3,180
Expiring 01/29/16	UBS AG	PHP	91,884	1,943,000	1,952,911	9,911
Polish Zloty,
Expiring 01/22/16	Citigroup Global Markets	PLN	16,047	4,241,929	4,143,159	(98,770)
Romanian Leu,
Expiring 01/22/16	Citigroup Global Markets	RON	20,047	5,132,059	4,969,371	(162,688)
Russian Ruble,
Expiring 11/05/15	Barclays Capital Group	RUB	56,288	868,879	880,423	11,544
Expiring 11/05/15	JPMorgan Chase	RUB	58,166	854,875	909,790	54,915
Expiring 01/26/16	Barclays Capital Group	RUB	47,239	743,343	720,917	(22,426)
Expiring 01/26/16	Citigroup Global Markets	RUB	17,746	272,471	270,814	(1,657)
Expiring 01/26/16	Citigroup Global Markets	RUB	65,670	1,004,900	1,002,187	(2,713)
South African Rand,
Expiring 12/07/15	Credit Suisse First Boston Corp.	ZAR	3,793	311,000	272,262	(38,738)
Expiring 01/26/16	Barclays Capital Group	ZAR	7,743	556,721	550,745	(5,976)
Expiring 01/26/16	Barclays Capital Group	ZAR	13,833	1,008,873	983,856	(25,017)
Expiring 02/29/16	Credit Suisse First Boston Corp.	ZAR	8,032	600,000	567,875	(32,125)
South Korean Won,
Expiring 12/11/15	Citigroup Global Markets	KRW	1,859,874	1,595,500	1,629,151	33,651
Expiring 12/11/15	Citigroup Global Markets	KRW	2,463,982	2,063,291	2,158,318	95,027
Expiring 05/31/16	Credit Suisse First Boston Corp.	KRW	974,077	828,648	850,650	22,002

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swedish Krona,
Expiring 01/22/16	JPMorgan Chase	SEK	2,858	$343,896	$335,255	$(8,641)
Expiring 01/22/16	Morgan Stanley	SEK	14,029	1,697,600	1,645,692	(51,908)
Thai Baht,
Expiring 11/13/15	Barclays Capital Group	THB	48,041	1,346,169	1,350,043	3,874
Turkish Lira,
Expiring 12/03/15	Barclays Capital Group	TRY	4,027	1,360,500	1,368,042	7,542
Expiring 12/03/15	Barclays Capital Group	TRY	4,849	1,597,800	1,647,199	49,399
Expiring 12/03/15	Citigroup Global Markets	TRY	1,940	629,113	658,802	29,689
Expiring 12/03/15	Citigroup Global Markets	TRY	1,940	629,114	658,802	29,688
Expiring 12/03/15	Deutsche Bank AG	TRY	3,251	1,105,400	1,104,347	(1,053)

				$171,829,783	$171,217,465	$(612,318)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Bank of America	AUD	2,447	$1,768,900	$1,738,339	$30,561
Expiring 01/15/16	Bank of America	AUD	1,200	846,100	852,641	(6,541)
Expiring 01/15/16	Citigroup Global Markets	AUD	2,352	1,700,600	1,671,069	29,531
Expiring 01/15/16	Citigroup Global Markets	AUD	1,186	838,600	842,538	(3,938)
Expiring 01/15/16	JPMorgan Chase	AUD	1,884	1,363,800	1,338,599	25,201
Expiring 01/15/16	JPMorgan Chase	AUD	489	353,123	347,244	5,879
Brazilian Real,
Expiring 11/04/15	Barclays Capital Group	BRL	2,775	688,000	718,668	(30,668)
Expiring 11/04/15	Barclays Capital Group	BRL	2,058	511,875	532,797	(20,922)
Expiring 11/04/15	Citigroup Global Markets	BRL	6,580	1,810,744	1,703,767	106,977
Expiring 11/04/15	Citigroup Global Markets	BRL	4,148	1,138,800	1,074,086	64,714
Expiring 11/04/15	Citigroup Global Markets	BRL	3,373	937,900	873,334	64,566
Expiring 11/04/15	Citigroup Global Markets	BRL	2,971	739,134	769,402	(30,268)
Expiring 11/04/15	Citigroup Global Markets	BRL	1,455	371,672	376,883	(5,211)
Expiring 11/04/15	Citigroup Global Markets	BRL	1,455	371,671	376,882	(5,211)
Expiring 11/04/15	Citigroup Global Markets	BRL	754	211,163	195,369	15,794

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	49

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Brazilian Real, (cont’d.),
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	1,465	$410,055	$379,246	$30,809
Expiring 11/04/15	JPMorgan Chase	BRL	3,768	985,548	975,632	9,916
Expiring 11/04/15	JPMorgan Chase	BRL	3,205	856,600	829,970	26,630
Expiring 11/04/15	JPMorgan Chase	BRL	3,092	865,000	800,748	64,252
Expiring 11/04/15	UBS AG	BRL	3,267	879,382	845,942	33,440
Expiring 11/12/15	Morgan Stanley	BRL	1,748	455,000	451,356	3,644
Expiring 12/02/15	Citigroup Global Markets	BRL	1,485	372,279	380,921	(8,642)
Expiring 12/02/15	Credit Suisse First Boston Corp.	BRL	12,666	3,238,536	3,248,516	(9,980)
Expiring 05/12/16	Credit Suisse First Boston Corp.	BRL	1,237	370,000	301,410	68,590
British Pound,
Expiring 01/28/16	JPMorgan Chase	GBP	176	268,400	270,646	(2,246)
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	2,221	1,697,600	1,697,608	(8)
Expiring 01/15/16	JPMorgan Chase	CAD	1,109	844,700	847,974	(3,274)
Chilean Peso,
Expiring 11/06/15	Citigroup Global Markets	CLP	1,636,847	2,395,153	2,365,547	29,606
Expiring 11/06/15	Citigroup Global Markets	CLP	844,649	1,208,800	1,220,674	(11,874)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	470,306	676,844	679,678	(2,834)
Chinese Renminbi,
Expiring 11/30/15	Citigroup Global Markets	CNH	16,640	2,531,357	2,629,438	(98,081)
Expiring 12/03/15	Barclays Capital Group	CNH	11,278	1,748,398	1,781,796	(33,398)
Expiring 03/02/16	Credit Suisse First Boston Corp.	CNH	9,118	1,405,000	1,433,148	(28,148)
Colombian Peso,
Expiring 11/12/15	Barclays Capital Group	COP	2,114,333	684,250	728,787	(44,537)
Expiring 11/19/15	Barclays Capital Group	COP	7,251,188	2,507,760	2,497,309	10,451
Expiring 11/25/15	BNP Paribas	COP	2,666,959	853,700	917,839	(64,139)
Expiring 11/25/15	Citigroup Global Markets	COP	3,793,471	1,294,700	1,305,531	(10,831)
Czech Koruna,
Expiring 01/22/16	JPMorgan Chase	CZK	41,091	1,693,500	1,672,249	21,251

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro,
Expiring 01/28/16	Citigroup Global Markets	EUR	2,356	$2,607,192	$2,595,700	$11,492
Expiring 01/28/16	Citigroup Global Markets	EUR	1,621	1,843,326	1,785,455	57,871
Expiring 01/28/16	JPMorgan Chase	EUR	11,919	13,544,144	13,129,827	414,317
Expiring 01/28/16	JPMorgan Chase	EUR	1,752	1,933,459	1,929,605	3,854
Expiring 01/28/16	JPMorgan Chase	EUR	424	469,000	467,505	1,495
Expiring 01/28/16	UBS AG	EUR	307	335,400	338,380	(2,980)
Hungarian Forint,
Expiring 06/13/16	Citigroup Global Markets	HUF	185,713	667,000	656,324	10,676
Indonesia Rupiah,
Expiring 11/16/15	Barclays Capital Group	IDR	10,436,504	751,369	758,943	(7,574)
Expiring 11/16/15	Morgan Stanley	IDR	10,425,234	751,368	758,123	(6,755)
Israel Shekel,
Expiring 01/20/16	Barclays Capital Group	ILS	6,868	1,792,666	1,776,832	15,834
Expiring 01/20/16	Citigroup Global Markets	ILS	6,580	1,693,500	1,702,296	(8,796)
Japanese Yen,
Expiring 01/28/16	JPMorgan Chase	JPY	66,582	550,942	552,738	(1,796)
Expiring 01/28/16	JPMorgan Chase	JPY	16,376	135,400	135,947	(547)
Expiring 01/28/16	Morgan Stanley	JPY	201,849	1,674,900	1,675,671	(771)
Malaysian Ringgit,
Expiring 11/18/15	Citigroup Global Markets	MYR	17,386	4,248,280	4,041,492	206,788
Expiring 11/18/15	Citigroup Global Markets	MYR	5,460	1,297,800	1,269,338	28,462
Expiring 08/22/16	Credit Suisse First Boston Corp.	MYR	4,861	1,142,857	1,114,445	28,412
Mexican Peso,
Expiring 12/07/15	Citigroup Global Markets	MXN	4,680	325,000	282,571	42,429
Expiring 01/22/16	BNP Paribas	MXN	23,179	1,392,100	1,394,838	(2,738)
Expiring 06/06/16	JPMorgan Chase	MXN	17,680	1,110,000	1,052,481	57,519
Expiring 08/26/16	JPMorgan Chase	MXN	4,768	270,000	281,862	(11,862)
Expiring 08/26/16	JPMorgan Chase	MXN	4,596	260,000	271,710	(11,710)
New Taiwanese Dollar,
Expiring 11/25/15	Citigroup Global Markets	TWD	35,264	1,090,300	1,086,295	4,005
Expiring 11/25/15	UBS AG	TWD	14,071	435,158	433,472	1,686
Expiring 01/26/16	Citigroup Global Markets	TWD	32,947	1,013,600	1,015,290	(1,690)
Expiring 05/31/16	Barclays Capital Group	TWD	46,691	1,488,146	1,442,925	45,221

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	51

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
New Zealand Dollar,
Expiring 01/15/16	Bank of America	NZD	760	$503,200	$511,478	$(8,278)
Expiring 01/15/16	Goldman Sachs & Co.	NZD	4,447	2,987,561	2,994,656	(7,095)
Expiring 01/15/16	JPMorgan Chase	NZD	1,519	1,018,600	1,022,552	(3,952)
Expiring 01/15/16	JPMorgan Chase	NZD	1,501	1,011,500	1,010,625	875
Expiring 01/15/16	JPMorgan Chase	NZD	1,006	675,800	677,384	(1,584)
Expiring 01/15/16	UBS AG	NZD	2,580	1,707,700	1,737,279	(29,579)
Expiring 01/15/16	UBS AG	NZD	2,525	1,697,600	1,700,063	(2,463)
Peruvian Nuevo Sol,
Expiring 11/13/15	Credit Suisse First Boston Corp.	PEN	2,534	775,000	770,108	4,892
Expiring 12/02/15	Credit Suisse First Boston Corp.	PEN	2,563	769,800	776,909	(7,109)
Expiring 02/16/16	Credit Suisse First Boston Corp.	PEN	2,554	762,125	763,217	(1,092)
Expiring 09/08/16	Credit Suisse First Boston Corp.	PEN	2,643	745,657	758,903	(13,246)
Philippine Peso,
Expiring 11/04/15	Citigroup Global Markets	PHP	10,055	218,171	214,717	3,454
Expiring 11/04/15	UBS AG	PHP	110,548	2,399,300	2,360,602	38,698
Expiring 11/04/15	UBS AG	PHP	80,040	1,736,800	1,709,151	27,649
Expiring 01/29/16	Citigroup Global Markets	PHP	173,816	3,666,691	3,694,279	(27,588)
Polish Zloty,
Expiring 01/22/16	UBS AG	PLN	3,274	844,700	845,217	(517)
Russian Ruble,
Expiring 11/05/15	BNP Paribas	RUB	40,533	625,900	633,995	(8,095)
Expiring 11/05/15	Citigroup Global Markets	RUB	17,746	279,058	277,565	1,493
Expiring 11/05/15	JPMorgan Chase	RUB	56,175	838,433	878,653	(40,220)
Singapore Dollar,
Expiring 01/26/16	Credit Suisse First Boston Corp.	SGD	10,043	7,183,148	7,148,477	34,671
South African Rand,
Expiring 11/06/15	Barclays Capital Group	ZAR	10,412	739,761	751,600	(11,839)
Expiring 11/06/15	Citigroup Global Markets	ZAR	32,953	2,507,820	2,378,695	129,125
Expiring 12/07/15	UBS AG	ZAR	4,172	350,000	299,495	50,505
Expiring 01/26/16	Barclays Capital Group	ZAR	10,211	743,343	726,232	17,111
Expiring 01/26/16	Citigroup Global Markets	ZAR	16,484	1,172,400	1,172,415	(15)
Expiring 02/29/16	Credit Suisse First Boston Corp.	ZAR	15,260	1,250,000	1,078,863	171,137
Expiring 08/25/16	Credit Suisse First Boston Corp.	ZAR	21,107	1,528,000	1,445,012	82,988

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South Korean Won,
Expiring 11/16/15	Citigroup Global Markets	KRW	1,381,796	$1,202,189	$1,211,398	$(9,209)
Expiring 12/11/15	Barclays Capital Group	KRW	844,245	737,977	739,515	(1,538)
Expiring 05/31/16	Credit Suisse First Boston Corp.	KRW	779,800	700,000	680,991	19,009
Swedish Krona,
Expiring 01/22/16	Barclays Capital Group	SEK	28,638	3,387,100	3,359,387	27,713
Expiring 01/22/16	Deutsche Bank AG	SEK	14,213	1,693,499	1,667,225	26,274
Swiss Franc,
Expiring 01/28/16	Bank of America	CHF	12,102	12,365,186	12,284,798	80,388
Expiring 01/28/16	Barclays Capital Group	CHF	1,650	1,685,900	1,674,871	11,029
Thai Baht,
Expiring 11/13/15	Barclays Capital Group	THB	118,736	3,348,401	3,336,723	11,678
Turkish Lira,
Expiring 11/25/15	Credit Suisse First Boston Corp.	TRY	912	380,000	310,596	69,404
Expiring 12/03/15	Barclays Capital Group	TRY	4,338	1,485,750	1,473,453	12,297
Expiring 12/03/15	Barclays Capital Group	TRY	2,184	742,295	741,947	348
Expiring 12/03/15	Citigroup Global Markets	TRY	20,560	7,092,945	6,983,777	109,168
Expiring 12/03/15	Citigroup Global Markets	TRY	2,596	854,875	881,803	(26,928)
Expiring 12/03/15	Citigroup Global Markets	TRY	2,587	828,463	878,869	(50,406)
Expiring 08/02/16	JPMorgan Chase	TRY	471	145,800	149,503	(3,703)
Expiring 08/04/16	Citigroup Global Markets	TRY	533	174,981	169,306	5,675
Expiring 09/06/16	Credit Suisse First Boston Corp.	TRY	4,336	1,313,001	1,364,579	(51,578)

				$161,593,981	$159,870,531	1,723,450

						$1,111,132

Cross currency exchange contracts outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
12/23/15	Buy	EUR	1,000	ZAR	15,225	$11,226	Credit Suisse First Boston Corp.
12/23/15	Buy	ZAR	14,406	EUR	1,060	(135,879)	Credit Suisse First Boston Corp.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	53

Portfolio of Investments

as of October 31, 2015 continued

Cross currency exchange contracts outstanding at October 31, 2015 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (cont’d.):
01/13/16	Buy	EUR	620	PLN	2,682	$(9,830)	Credit Suisse First Boston Corp.
01/13/16	Buy	PLN	2,504	EUR	620	(36,204)	JPMorgan Chase
01/22/16	Buy	EUR	1,621	PLN	6,926	(3,253)	Morgan Stanley
01/22/16	Buy	EUR	1,376	HUF	430,333	(6,299)	UBS AG
01/22/16	Buy	EUR	1,455	NOK	13,744	(12,577)	Bank of America
01/22/16	Buy	SEK	28,580	EUR	3,063	(20,793)	Bank of America
01/28/16	Buy	EUR	1,521	CHF	1,656	(5,470)	Citigroup Global Markets
05/20/16	Buy	JPY	162,988	MXN	21,250	90,365	Credit Suisse First Boston Corp.
05/20/16	Buy	MXN	20,571	JPY	141,717	46,304	JPMorgan Chase
06/17/16	Buy	EUR	980	ZAR	14,725	62,871	JPMorgan Chase
06/17/16	Buy	ZAR	17,287	EUR	1,080	4,203	JPMorgan Chase
08/04/16	Buy	TRY	2,991	JPY	105,902	65,532	UBS AG
09/06/16	Buy	EUR	1,339	ZAR	21,810	(4,996)	JPMorgan Chase
09/28/16	Buy	JPY	36,458	TRY	1,046	(22,317)	UBS AG
09/29/16	Buy	JPY	55,395	TRY	1,561	(24,724)	JPMorgan Chase

						$(1,841)

Credit default swap agreements outstanding at October 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2015(5)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.24.V1	06/20/20	5.000%	13,860	$785,748	$800,588	$14,840

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate issues—Buy Protection(1):
Assured Guaranty Corp.	09/20/20	5.000%	300	2.856%	$(30,136)	$(16,608)	$(13,528)	Credit Suisse First Boston Corp.
Petroleos Mexicanos	09/20/21	1.000%	1,500	2.691%	132,223	37,323	94,900	Hong Kong & Shanghai Bank

					$102,087	$20,715	$81,372

See Notes to Financial Statements.

54

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate issues—Sell Protection(2):
Petroleos Mexicanos	09/20/21	1.000%	2,500	2.691%	$(220,371)	$(70,058)	$(150,313)	Goldman Sachs & Co.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/17	1.000%	700	0.385%	$(7,903)	$(9,414)	$1,511	Deutsche Bank AG
Kingdom of Spain	06/20/19	1.000%	700	0.653%	(9,477)	(2,988)	(6,489)	Deutsche Bank AG
Republic of Ireland	06/20/17	1.000%	700	0.147%	(10,660)	(12,919)	2,259	Deutsche Bank AG
Republic of Ireland	06/20/19	1.000%	700	0.305%	(18,311)	(10,231)	(8,080)	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%	700	0.394%	(7,795)	(5,072)	(2,723)	Deutsche Bank AG
Republic of Italy	06/20/19	1.000%	900	0.735%	(9,531)	5,740	(15,271)	Deutsche Bank AG
Republic of Philippines	09/20/17	1.000%	1,000	0.418%	(12,180)	(16,512)	4,332	Goldman Sachs & Co.
Republic of Poland	06/20/17	1.000%	1,000	0.334%	(12,128)	(23,766)	11,638	Hong Kong & Shanghai Bank
Republic of Portugal	06/20/17	1.000%	700	0.785%	(3,279)	3,899	(7,178)	Deutsche Bank AG
Republic of Portugal	06/20/19	1.000%	400	1.310%	3,893	12,675	(8,782)	Deutsche Bank AG
Republic of Slovakia	06/20/17	1.000%	1,000	0.210%	(14,185)	(28,054)	13,869	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	55

Portfolio of Investments

as of October 31, 2015 continued

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Buy Protection(1) (cont’d.):
Republic of Slovenia	06/20/19	1.000%	900	0.823%	$(6,750)	$19,172	$(25,922)	JPMorgan Chase

					$(108,306)	$(67,470)	$(40,836)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Federation of Malaysia	12/20/19	1.000%	2,000	1.582%	$(43,600)	$16,516	$(60,116)	Barclays Capital Group
Federation of Malaysia	12/20/19	1.000%	2,000	1.582%	(43,600)	16,034	(59,634)	Hong Kong & Shanghai Bank
Federation of Russia	12/20/17	1.000%	1,000	2.016%	(20,185)	(27,490)	7,305	Bank of America
Kingdom of Belgium	12/20/24	1.000%	3,500	0.606%	119,247	20,902	98,345	Hong Kong & Shanghai Bank
Kingdom of Belgium	03/20/20	1.000%	3,000	0.249%	100,772	(14,500)	115,272	JPMorgan Chase
Kingdom of Spain	09/20/20	1.000%	2,500	0.862%	19,095	916	18,179	Barclays Capital Group
Kingdom of Spain	06/20/21	1.000%	700	0.859%	6,087	(7,646)	13,733	Deutsche Bank AG
Kingdom of Spain	06/20/24	1.000%	700	1.136%	(6,491)	(25,397)	18,906	Deutsche Bank AG
Kingdom of Spain	09/20/21	1.000%	1,500	0.890%	10,912	18,280	(7,368)	Hong Kong & Shanghai Bank
People’s Republic of China	12/20/19	1.000%	2,000	0.831%	15,947	20,407	(4,460)	Citigroup Global Markets
People’s Republic of China	03/20/22	1.000%	1,000	1.241%	(13,125)	(17,211)	4,086	Deutsche Bank AG

See Notes to Financial Statements.

56

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2) (cont’d.):
People’s Republic of China	03/20/22	1.000%	2,000	1.241%	$(26,249)	$(21,992)	$(4,257)	Goldman Sachs & Co.
People’s Republic of China	06/20/19	1.000%	650	0.745%	6,662	603	6,059	Hong Kong & Shanghai Bank
People’s Republic of China	12/20/19	1.000%	1,000	0.831%	7,974	10,204	(2,230)	Hong Kong & Shanghai Bank
Republic of Brazil	09/20/17	1.000%	1,000	3.302%	(41,195)	(22,698)	(18,497)	Barclays Capital Group
Republic of Brazil	09/20/18	1.000%	1,000	3.813%	(75,330)	(44,239)	(31,091)	Barclays Capital Group
Republic of Brazil	03/20/18	1.000%	1,500	3.595%	(87,181)	(17,515)	(69,666)	Deutsche Bank AG
Republic of Chile	12/20/21	1.000%	2,500	1.337%	(45,362)	2,887	(48,249)	Deutsche Bank AG
Republic of Colombia	12/20/21	1.000%	2,000	2.249%	(136,355)	(41,036)	(95,319)	Hong Kong & Shanghai Bank
Republic of France	06/20/16	0.250%	2,700	0.081%	3,750	(156,882)	160,632	Barclays Capital Group
Republic of France	06/20/17	0.250%	2,500	0.081%	7,710	(194,311)	202,021	Barclays Capital Group
Republic of France	12/20/16	0.250%	4,500	0.081%	10,084	(353,862)	363,946	Citigroup Global Markets
Republic of France	03/20/19	0.250%	1,200	0.149%	4,430	(14,962)	19,392	Deutsche Bank AG
Republic of France	12/20/19	0.250%	7,000	0.196%	17,478	(107,630)	125,108	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	57

Portfolio of Investments

as of October 31, 2015 continued

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2) (cont’d.):
Republic of France	03/20/20	0.250%	3,000	0.219%	$4,878	$(188,678)	$193,556	JPMorgan Chase
Republic of France	12/20/16	1.000%	1,000	0.081%	11,751	(31,892)	43,643	UBS AG
Republic of Indonesia	09/20/18	1.000%	2,200	1.368%	(20,240)	(122,244)	102,004	Deutsche Bank AG
Republic of Indonesia	12/20/18	1.000%	1,200	1.421%	(15,372)	(70,888)	55,516	Goldman Sachs & Co.
Republic of Ireland	06/20/21	1.000%	700	0.494%	20,038	3,082	16,956	Deutsche Bank AG
Republic of Ireland	06/20/24	1.000%	700	0.751%	14,571	(8,907)	23,478	Deutsche Bank AG
Republic of Ireland	06/20/18	1.000%	2,000	0.222%	43,312	(81,677)	124,989	Hong Kong & Shanghai Bank
Republic of Italy	09/20/20	1.000%	1,500	0.997%	1,929	(13,249)	15,178	Barclays Capital Group
Republic of Italy	06/20/21	1.000%	700	0.997%	926	(18,944)	19,870	Deutsche Bank AG
Republic of Italy	06/20/24	1.000%	900	1.302%	(19,716)	(50,861)	31,145	Deutsche Bank AG
Republic of Italy	03/20/22	1.000%	3,000	1.207%	(33,192)	(108,518)	75,326	Goldman Sachs & Co.
Republic of Italy	06/20/20	1.000%	6,000	0.967%	15,882	(14,463)	30,345	Hong Kong & Shanghai Bank
Republic of Italy	03/20/22	1.000%	3,000	1.207%	(33,192)	(108,434)	75,242	JPMorgan Chase
Republic of Italy	12/20/16	1.000%	2,000	0.258%	19,399	(293,423)	312,822	UBS AG
Republic of Korea	12/20/21	1.000%	2,000	0.699%	37,444	37,685	(241)	Barclays Capital Group
Republic of Latvia	09/20/19	1.000%	3,000	0.601%	49,251	5,686	43,565	Barclays Capital Group
Republic of Latvia	06/20/19	1.000%	700	0.558%	11,932	2,637	9,295	Deutsche Bank AG
Republic of Lithuania	09/20/19	1.000%	3,000	0.610%	48,176	5,603	42,573	Barclays Capital Group

See Notes to Financial Statements.

58

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2) (cont’d.):
Republic of Lithuania	06/20/19	1.000%	700	0.566%	$11,720	$2,637	$9,083	Deutsche Bank AG
Republic of Peru	03/20/22	1.000%	3,000	1.924%	(157,804)	(105,928)	(51,876)	Barclays Capital Group
Republic of Philippines	03/20/22	1.000%	1,000	1.296%	(16,345)	(17,211)	866	Deutsche Bank AG
Republic of Philippines	09/20/21	1.000%	1,000	1.211%	(10,489)	(15,838)	5,349	Hong Kong & Shanghai Bank
Republic of Philippines	09/20/20	1.000%	1,700	1.003%	1,727	(8,268)	9,995	JPMorgan Chase
Republic of Poland	12/20/21	1.000%	2,000	0.889%	15,259	33,939	(18,680)	Barclays Capital Group
Republic of Poland	06/20/21	1.000%	1,000	0.824%	10,645	17,974	(7,329)	Hong Kong & Shanghai Bank
Republic of Portugal	06/20/21	1.000%	700	1.691%	(24,271)	(44,566)	20,295	Deutsche Bank AG
Republic of Portugal	06/20/24	1.000%	400	2.039%	(29,838)	(39,790)	9,952	Deutsche Bank AG
Republic of Portugal	09/20/20	1.000%	1,500	1.678%	(44,763)	(53,625)	8,862	Goldman Sachs & Co.
Republic of Slovakia	06/20/21	1.000%	1,000	0.592%	23,359	21,924	1,435	Hong Kong & Shanghai Bank
Republic of Slovenia	06/20/24	1.000%	900	1.598%	(40,110)	(69,737)	29,627	Hong Kong & Shanghai Bank
Republic of South Africa	12/20/18	1.000%	1,200	1.981%	(35,674)	(64,857)	29,183	Goldman Sachs & Co.
Republic of Turkey	03/20/20	1.000%	2,000	2.307%	(105,144)	(76,304)	(28,840)	JPMorgan Chase

					$(452,476)	$(2,437,757)	$1,985,281

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	59

Portfolio of Investments

as of October 31, 2015 continued

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
CAD	4,500	01/09/20	1.716%	3 Month Canadian Banker’s Acceptance(1)	$3,542	$(86,292)	$(89,834)
CAD	3,000	08/20/23	3.134%	3 Month Canadian Banker’s Acceptance(1)	37,314	(256,776)	(294,090)
CAD	1,100	06/25/30	2.651%	3 Month Canadian Banker’s Acceptances(2)	(31)	34,516	34,547
CHF	9,140	05/04/17	(0.648%)	6 Month CHF LIBOR(1)	1,304	(18,191)	(19,495)
CHF	1,840	05/04/25	0.160%	6 Month CHF LIBOR(2)	1,895	18,603	16,708
CZK	34,000	01/23/22	0.513%	6 Month PRIBOR(2)	756	2,036	1,280

See Notes to Financial Statements.

60

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
DKK	15,000	01/27/20	0.385%	6 Month CIBOR(2)	$1,160	$(11,097)	$(12,257)
DKK	13,600	05/04/25	0.825%	6 Month CIBOR(2)	4,099	(73,171)	(77,270)
EUR	4,500	09/24/16	(0.045%)	1 Day EONIA(1)	557	(9,261)	(9,818)
EUR	4,000	03/13/17	0.493%	3 Month EURIBOR(1)	9,471	(37,999)	(47,470)
EUR	2,300	09/01/18	0.174%	6 Month EURIBOR(2)	(34)	10,186	10,220
EUR	2,000	10/24/18	—	3 Month EURIBOR(3)	(450)	2,863	3,313
EUR	830	07/02/19	0.656%	6 Month EURIBOR(2)	(2,160)	18,370	20,530
EUR	1,000	05/29/20	0.373%	6 Month EURIBOR(2)	334	7,971	7,637
EUR	610	07/02/21	0.994%	6 Month EURIBOR(2)	(3,356)	24,253	27,609
EUR	700	08/14/21	0.841%	3 Month EURIBOR(2)	(3,352)	25,551	28,903
EUR	700	09/03/23	2.171%	6 Month EURIBOR(2)	(19,859)	90,243	110,102
EUR	1,600	10/10/23	2.130%	6 Month EURIBOR(2)	(44,164)	201,389	245,553
EUR	1,410	05/12/25	0.895%	6 Month EURIBOR(2)	1,513	7,060	5,547
EUR	2,000	03/04/29	2.302%	6 Month EURIBOR(2)	226,861	317,906	91,045
EUR	1,000	06/04/29	2.002%	6 Month EURIBOR(2)	(21,148)	116,258	137,406
EUR	1,360	11/11/29	1.453%	6 Month EURIBOR(2)	(4,847)	46,921	51,768
EUR	1,800	01/14/30	1.022%	6 Month EURIBOR(2)	7,834	(55,976)	(63,810)
EUR	440	07/01/43	2.505%	6 Month EURIBOR(2)	(21,075)	113,785	134,860
EUR	500	09/03/43	2.691%	6 Month EURIBOR(2)	(29,868)	154,182	184,050
EUR	1,000	11/21/44	1.790%	6 Month EURIBOR(2)	(6,422)	79,893	86,315
EUR	400	02/10/45	1.158%	6 Month EURIBOR(2)	3,887	(36,934)	(40,821)
GBP	690	06/30/19	2.166%	6 Month GBP LIBOR(2)	(1,229)	33,890	35,119
GBP	510	06/30/21	2.469%	6 Month GBP LIBOR(2)	(1,461)	38,440	39,901
GBP	1,000	08/20/35	2.126%	6 Month GBP LIBOR(2)	622	(9,341)	(9,963)
GBP	530	08/19/45	2.171%	6 Month GBP LIBOR(2)	322	5,975	5,653
HKD	48,000	02/25/16	0.630%	3 Month HIBOR(2)	24	3,321	3,297
JPY	320,000	01/29/22	0.316%	6 Month JPY LIBOR(2)	305	12,054	11,749
JPY	90,000	02/20/29	1.260%	6 Month JPY LIBOR(2)	(5,520)	53,563	59,083
JPY	50,000	04/02/29	1.288%	6 Month JPY LIBOR(2)	(3,256)	31,059	34,315
JPY	100,000	08/18/29	1.070%	6 Month JPY LIBOR(2)	(1,241)	36,467	37,708
JPY	100,000	08/28/29	1.043%	6 Month JPY LIBOR(2)	(659)	33,275	33,934
JPY	200,000	09/09/29	1.061%	6 Month JPY LIBOR(2)	(3,234)	70,363	73,597
JPY	160,000	09/29/29	1.064%	6 Month JPY LIBOR(2)	(1,716)	56,354	58,070
JPY	90,000	11/05/34	1.293%	6 Month JPY LIBOR(2)	(177)	32,588	32,765
JPY	70,000	12/03/34	1.265%	6 Month JPY LIBOR(2)	(127)	22,209	22,336
JPY	260,000	01/07/35	1.108%	6 Month JPY LIBOR(2)	600	19,552	18,952
JPY	50,000	01/22/35	0.950%	6 Month JPY LIBOR(2)	343	(8,228)	(8,571)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	61

Portfolio of Investments

as of October 31, 2015 continued

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
JPY	120,000	02/12/35	1.161%	6 Month JPY LIBOR(2)	$19	$18,089	$18,070
JPY	320,000	02/24/35	1.200%	6 Month JPY LIBOR(2)	(207)	66,247	66,454
JPY	160,000	03/03/35	1.153%	6 Month JPY LIBOR(2)	83	21,470	21,387
MXN	90,000	02/09/18	4.630%	28 Day Mexican Interbank Rate(2)	(2,906)	30,297	33,203
MXN	35,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(13,255)	44,054	57,309
MXN	27,400	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	2,670	(49,864)	(52,534)
MXN	4,000	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	(102)	(4,434)	(4,332)
NOK	7,000	08/26/16	2.320%	6 Month NIBOR(2)	(4,063)	8,818	12,881
NOK	11,000	01/23/22	1.435%	6 Month NIBOR(2)	5,551	(4,391)	(9,942)
NZD	2,600	03/13/19	4.550%	3 Month BBR(2)	(10,063)	94,981	105,044
NZD	750	03/13/24	5.080%	3 Month BBR(2)	(8,089)	62,397	70,486
NZD	1,900	05/01/25	3.825%	3 Month BBR(2)	3,927	35,579	31,652
PLN	9,000	02/13/22	1.990%	6 Month WIBOR(2)	4,040	5,758	1,718
SEK	13,300	08/26/16	1.930%	3 Month STIBOR(2)	(12,642)	28,864	41,506
SEK	20,000	01/20/20	0.485%	3 Month STIBOR(2)	2,227	24,875	22,648
SEK	12,700	08/29/24	1.657%	3 Month STIBOR(2)	18,017	62,028	44,011
ZAR	21,900	08/26/20	7.855%	3 Month JIBAR(2)	(1,074)	16,173	17,247
	170,000	01/27/16	0.310%	1 Day US OIS(1)	532	(14,978)	(15,510)
	11,660	10/30/17	1.000%	3 Month LIBOR(2)	177	35,071	34,894
	11,100	08/31/18	1.644%	3 Month LIBOR(1)	195	(181,727)	(181,922)
	5,900	08/31/18	1.686%	3 Month LIBOR(1)	173	(103,598)	(103,771)
	30,800	02/28/19	1.806%	3 Month LIBOR(1)	60,864	(624,843)	(685,707)
	2,500	02/04/20	1.523%	3 Month LIBOR(1)	160	(16,048)	(16,208)
	4,080	03/11/20	1.824%	3 Month LIBOR(1)	166	(76,269)	(76,435)
	1,200	03/23/20	1.616%	3 Month LIBOR(1)	155	(11,579)	(11,734)
	129,200	12/31/21	1.556%	3 Month LIBOR(1)	(29,685)	936,644	966,329
	8,000	12/31/21	1.850%	3 Month LIBOR(1)	193	(80,923)	(81,116)
	1,700	02/04/22	1.760%	3 Month LIBOR(1)	160	(6,584)	(6,744)
	31,650	05/31/22	1.741%	3 Month LIBOR(1)	171,380	(10,956)	(182,336)
	14,000	05/31/22	2.237%	3 Month LIBOR(1)	(44,201)	(443,365)	(399,164)
	9,900	08/31/22	1.788%	3 Month LIBOR(1)	203	9,142	8,939
	7,960	08/18/24	2.750%	3 Month LIBOR(2)	134	498,495	498,361
	2,200	03/23/25	2.045%	3 Month LIBOR(1)	166	(4,935)	(5,101)

					$272,262	$1,482,318	$1,210,056

Foreign Bonds with a combined market value of $7,303,194 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded and cleared swap contracts at October 31, 2015.

See Notes to Financial Statements.

62

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	1,000	09/07/21	4.945%	6 Month BBSW(2)	$97,726	$—	$97,726	Citigroup Global Markets
AUD	1,000	08/31/22	3.890%	6 Month BBSW(2)	58,360	—	58,360	Hong Kong & Shanghai Bank
AUD	1,400	08/31/22	3.920%	6 Month BBSW(2)	83,643	—	83,643	Citigroup Global Markets
AUD	1,700	09/21/22	3.830%	6 Month BBSW(2)	95,357	—	95,357	Barclays Capital Group
AUD	2,800	08/08/23	4.170%	6 Month BBSW(1)	(215,179)	—	(215,179)	Hong Kong & Shanghai Bank
AUD	2,000	12/19/32	4.423%	6 Month BBSW(2)	236,999	—	236,999	Barclays Capital Group
AUD	650	03/15/43	4.755%	6 Month BBSW(2)	125,648	—	125,648	Hong Kong & Shanghai Bank
BRL	8,511	01/01/21	14.575%	1 Day BZDIOVER(2)	(126,642)	—	(126,642)	Citigroup Global Markets
BRL	859	01/01/21	13.115%	1 Day BZDIOVER(2)	(28,985)	—	(28,985)	Deutsche Bank AG
CAD	3,200	02/22/17	1.708%	3 Month Canadian Banker’s Acceptance(2)	31,061	—	31,061	Citigroup Global Markets
CAD	650	11/06/17	1.645%	3 Month Canadian Banker’s Acceptance(2)	8,914	—	8,914	Bank of Nova Scotia
CAD	500	12/27/17	1.700%	3 Month Canadian Banker’s Acceptance(2)	7,572	—	7,572	Bank of Nova Scotia
CAD	4,200	08/17/22	2.370%	3 Month Canadian Banker’s Acceptance(2)	192,722	—	192,722	Bank of Nova Scotia
CLP	2,800,000	01/21/20	3.460%	6 Month CLICP(2)	(105,462)	—	(105,462)	JPMorgan Chase
CLP	700,000	02/27/24	5.230%	6 Month CLICP(2)	48,026	—	48,026	Deutsche Bank AG
COP	3,300,000	11/19/18	5.380%	1 Day COLIBOR OIS(2)	(12,605)	—	(12,605)	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	63

Portfolio of Investments

as of October 31, 2015 continued

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
COP	6,300,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	$(96,347)	$—	$(96,347)	Deutsche Bank AG
COP	1,000,000	06/27/23	6.840%	1 Day COLIBOR OIS(2)	905	—	905	Deutsche Bank AG
COP	455,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(11,174)	—	(11,174)	JPMorgan Chase
COP	4,530,000	09/08/25	7.210%	1 Day COLIBOR OIS(2)	18,158	—	18,158	JPMorgan Chase
CZK	25,000	06/27/18	1.635%	6 Month PRIBOR(2)	41,854	—	41,854	Hong Kong & Shanghai Bank
DKK	31,000	01/25/16	0.910%	6 Month CIBOR(2)	34,713	—	34,713	Deutsche Bank AG
DKK	3,200	03/01/22	2.300%	6 Month CIBOR(2)	52,760	—	52,760	Credit Suisse First Boston Corp.
EUR	600	07/27/22	1.772%	6 Month EURIBOR(2)	58,826	—	58,826	Citigroup Global Markets
EUR	650	09/24/42	2.404%	6 Month EURIBOR(2)	153,334	—	153,334	Citigroup Global Markets
EUR	850	03/27/43	2.327%	6 Month EURIBOR(2)	196,893	—	196,893	Bank of America
GBP	500	08/01/16	2.060%	6 Month GBP LIBOR(2)	10,016	—	10,016	Citigroup Global Markets
GBP	1,000	08/17/22	1.975%	3 Month GBP LIBOR(2)	45,633	—	45,633	Hong Kong & Shanghai Bank
GBP	1,600	01/13/32	2.788%	6 Month GBP LIBOR(2)	247,000	—	247,000	Barclays Capital Group
GBP	1,420	04/24/43	2.932%	6 Month GBP LIBOR(2)	371,493	—	371,493	Hong Kong & Shanghai Bank
HKD	27,000	01/04/18	0.805%	3 Month HIBOR(1)	6,470	—	6,470	Bank of America
HKD	25,000	07/29/18	1.625%	3 Month HIBOR(2)	52,453	—	52,453	Hong Kong & Shanghai Bank
HKD	25,000	10/08/18	1.635%	3 Month HIBOR(1)	(55,070)	—	(55,070)	Hong Kong & Shanghai Bank
HKD	30,800	04/28/20	1.400%	3 Month HIBOR(1)	(12,407)	—	(12,407)	Citigroup Global Markets

See Notes to Financial Statements.

64

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
HKD	8,200	08/22/22	1.560%	3 Month HIBOR(1)	$3,072	$—	$3,072	Hong Kong & Shanghai Bank
HUF	620,000	11/19/18	4.290%	6 Month BUBOR(2)	257,918	—	257,918	Credit Suisse First Boston Corp.
HUF	330,000	03/27/23	5.510%	6 Month BUBOR(2)	294,925	—	294,925	Deutsche Bank AG
ILS	6,500	11/20/18	2.200%	3 Month TELBOR(2)	126,884	—	126,884	Hong Kong & Shanghai Bank
ILS	3,200	03/06/23	3.525%	3 Month TELBOR(2)	145,585	—	145,585	Deutsche Bank AG
ILS	4,200	06/27/23	3.730%	3 Month TELBOR(2)	196,554	—	196,554	Credit Suisse First Boston Corp.
JPY	300,000	01/15/16	0.790%	Japan CPI(2)	(32,604)	—	(32,604)	Barclays Capital Group
JPY	30,000	07/22/21	1.090%	6 Month JPY LIBOR(2)	13,096	—	13,096	Citigroup Global Markets
JPY	175,000	03/15/23	0.755%	6 Month JPY LIBOR(2)	48,667	—	48,667	Barclays Capital Group
JPY	85,500	07/21/24	1.489%	6 Month JPY LIBOR(2)	69,944	—	69,944	Citigroup Global Markets
JPY	60,000	07/04/26	1.603%	6 Month JPY LIBOR(2)	58,872	—	58,872	Citigroup Global Markets
JPY	70,000	08/02/26	1.534%	6 Month JPY LIBOR(2)	63,933	—	63,933	Citigroup Global Markets
JPY	300,000	09/03/27	1.290%	6 Month JPY LIBOR(2)	203,373	—	203,373	Citigroup Global Markets
JPY	35,000	10/02/27	1.238%	6 Month JPY LIBOR(2)	21,621	—	21,621	Barclays Capital Group
JPY	55,000	11/05/27	1.270%	6 Month JPY LIBOR(2)	37,771	—	37,771	Barclays Capital Group
JPY	40,000	12/04/27	1.261%	6 Month JPY LIBOR(2)	26,750	—	26,750	Citigroup Global Markets
JPY	40,000	12/14/27	1.235%	6 Month JPY LIBOR(2)	25,559	—	25,559	Hong Kong & Shanghai Bank
JPY	120,000	02/20/28	1.353%	6 Month JPY LIBOR(2)	88,560	—	88,560	Deutsche Bank AG
JPY	200,000	04/16/28	1.235%	6 Month JPY LIBOR(2)	119,942	—	119,942	Credit Suisse First Boston Corp.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	65

Portfolio of Investments

as of October 31, 2015 continued

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
JPY	110,000	08/18/31	1.750%	6 Month JPY LIBOR(2)	$124,775	$—	$124,775	Barclays Capital Group
JPY	25,000	08/30/31	1.750%	6 Month JPY LIBOR(2)	28,247	—	28,247	Barclays Capital Group
JPY	240,000	01/18/32	1.638%	6 Month JPY LIBOR(2)	237,263	—	237,263	Barclays Capital Group
JPY	30,000	11/05/32	1.563%	6 Month JPY LIBOR(2)	26,596	—	26,596	Barclays Capital Group
JPY	160,000	11/14/32	2.390%	6 Month JPY LIBOR(2)	116,437	—	116,437	Citigroup Global Markets
JPY	35,000	12/14/32	1.575%	6 Month JPY LIBOR(2)	31,728	—	31,728	Hong Kong & Shanghai Bank
JPY	70,000	01/28/43	1.955%	6 Month JPY LIBOR(2)	98,964	—	98,964	JPMorgan Chase
JPY	137,500	05/21/43	2.003%	6 Month JPY LIBOR(1)	(212,243)	—	(212,243)	Credit Suisse First Boston Corp.
JPY	45,000	05/28/43	2.088%	6 Month JPY LIBOR(1)	(77,264)	—	(77,264)	Deutsche Bank AG
JPY	45,800	05/29/43	2.013%	6 Month JPY LIBOR(1)	(71,496)	—	(71,496)	Credit Suisse First Boston Corp.
JPY	100,000	06/03/43	1.970%	6 Month JPY LIBOR(2)	147,127	—	147,127	JPMorgan Chase
KRW	1,500,000	08/14/21	2.773%	3 Month KRW LIBOR(2)	77,473	—	77,473	Hong Kong & Shanghai Bank
KRW	655,000	10/07/22	1.765%	3 Month KRW LIBOR(2)	(765)	—	(765)	JPMorgan Chase
KRW	900,000	11/05/24	2.425%	3 Month KRW LIBOR(2)	37,431	—	37,431	Barclays Capital Group
MXN	45,000	12/02/15	5.090%	28 Day Mexican Interbank Rate(2)	8,426	—	8,426	Deutsche Bank AG
MXN	37,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	86,525	—	86,525	Credit Suisse First Boston Corp.
MXN	20,000	08/13/19	4.985%	28 Day Mexican Interbank Rate(2)	2,356	—	2,356	Hong Kong & Shanghai Bank
MXN	15,700	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	(54,669)	—	(54,669)	Barclays Capital Group
MXN	17,500	04/09/42	7.890%	28 Day Mexican Interbank Rate(2)	126,455	—	126,455	Barclays Capital Group

See Notes to Financial Statements.

66

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
MYR	1,700	04/28/25	4.040%	3 Month KLIBOR(2)	$(11,636)	$—	$(11,636)	Citigroup Global Markets
NOK	13,500	11/07/17	2.550%	6 Month NIBOR(2)	79,468	—	79,468	Citigroup Global Markets
NOK	4,500	11/07/22	3.190%	6 Month NIBOR(2)	70,180	—	70,180	Citigroup Global Markets
NZD	3,200	08/18/16	4.173%	3 Month BBR(2)	26,655	—	26,655	Citigroup Global Markets
NZD	1,320	09/25/22	3.790%	3 Month BBR(2)	28,870	—	28,870	Citigroup Global Markets
NZD	910	08/09/23	4.653%	3 Month BBR(2)	56,398	—	56,398	Hong Kong & Shanghai Bank
PLN	15,000	06/28/18	3.790%	6 Month WIBOR(2)	248,498	—	248,498	Deutsche Bank AG
PLN	4,900	06/27/21	5.390%	6 Month WIBOR(2)	253,717	—	253,717	JPMorgan Chase
PLN	5,700	04/12/22	5.030%	6 Month WIBOR(2)	313,308	—	313,308	Hong Kong & Shanghai Bank
PLN	4,000	03/14/23	3.810%	6 Month WIBOR(2)	146,054	—	146,054	Bank of America
PLN	4,100	03/18/23	3.660%	6 Month WIBOR(2)	136,497	—	136,497	Hong Kong & Shanghai Bank
PLN	3,600	06/27/26	5.280%	6 Month WIBOR(1)	(267,887)	—	(267,887)	JPMorgan Chase
PLN	4,100	04/12/27	4.810%	6 Month WIBOR(1)	(287,123)	—	(287,123)	Hong Kong & Shanghai Bank
PLN	3,500	03/18/43	3.380%	6 Month WIBOR(1)	(169,690)	—	(169,690)	Hong Kong & Shanghai Bank
SEK	25,000	05/10/16	1.363%	3 Month STIBOR(2)	44,308	—	44,308	Royal Bank of Scotland Group PLC
SEK	3,700	02/27/22	2.520%	3 Month STIBOR(2)	56,741	—	56,741	Citigroup Global Markets
SGD	1,800	01/08/18	0.935%	6 Month SIBOR(2)	(21,956)	—	(21,956)	Bank of America
SGD	5,450	04/30/20	1.850%	6 Month SIBOR(2)	(71,241)	—	(71,241)	Citigroup Global Markets
THB	100,000	05/14/16	2.630%	3 Month BIBOR(2)	26,335	—	26,335	Citigroup Global Markets
THB	50,000	12/20/17	3.230%	6 Month BIBOR(2)	51,206	—	51,206	Bank of America
THB	28,900	04/30/25	2.560%	6 Month BIBOR(2)	(6,797)	—	(6,797)	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	67

Portfolio of Investments

as of October 31, 2015 continued

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
ZAR	55,000	06/25/18	7.440%	3 Month JIBAR(2)	$32,748	$—	$32,748	Hong Kong & Shanghai Bank
ZAR	17,000	11/15/23	8.085%	3 Month JIBAR(2)	9,102	—	9,102	Credit Suisse First Boston Corp.
ZAR	5,000	09/03/33	8.970%	3 Month JIBAR(2)	16,433	—	16,433	Hong Kong & Shanghai Bank
ZAR	12,000	11/03/34	8.230%	3 Month JIBAR(2)	(19,985)	—	(19,985)	Barclays Capital Group
	20,000	12/08/15	0.670%	3 Month CPI Urban Consumers(1)	(140,795)	—	(140,795)	JPMorgan Chase
	10,000	12/15/15	0.400%	3 Month CPI Urban Consumers(1)	(43,214)	—	(43,214)	Deutsche Bank AG
	620	08/28/20	1.408%	3 Month U.S. CPI Urban Consumers NSA(1)	158	—	158	JPMorgan Chase
	1,710	10/01/20	1.290%	3 Month U.S. CPI Urban Consumers NSA(1)	10,885	—	10,885	JPMorgan Chase

					$4,683,690	$—	$4,683,690

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
(3)	Fund pays the floating rate of 3 Month EURIBOR and receives the floating rate of 1 Month EURIBOR.

Forward rate agreements outstanding at October 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC forward rate agreements:
10,400	12/21/15	3.092%	102 CMM(1)	$(10,067)	$—	$(10,067)	Citigroup Global Markets
10,400	12/21/15	3.097%	102 CMM(1)	(9,547)	—	(9,547)	Citigroup Global Markets
10,400	11/23/15	3.102%	102 CMM(1)	(16,771)	—	(16,771)	Citigroup Global Markets

				$(36,385)	$—	$(36,385)

(1)	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

68

Currency swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC currency swap agreements:
	326	3 Month LIBOR	EUR	250	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	$51,205	$—	$51,205
	582	3 Month LIBOR plus 412 bps	EUR	480	4.500%	Citigroup Global Markets	11/30/15	32,622	(5,471)	38,093
	263	3 Month LIBOR	EUR	200	3 Month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	43,328	—	43,328
	651	3 Month LIBOR plus 310 bps	EUR	500	3.625%	Citigroup Global Markets	02/01/16	91,820	41	91,779
	303	3 Month LIBOR plus 272 bps	EUR	227	4.500%	Citigroup Global Markets	04/05/16	45,715	(15,773)	61,488
	651	3 Month LIBOR plus 273 bps	EUR	500	4.500%	Citigroup Global Markets	04/05/16	85,059	(22,722)	107,781
	960	3 Month LIBOR plus 218 bps	EUR	700	4.500%	Citigroup Global Markets	04/15/16	165,275	—	165,275
	1,111	3 Month LIBOR plus 451 bps	JPY	92,000	3.700%	Citigroup Global Markets	11/14/16	353,251	67	353,184
	327	3 Month LIBOR plus 156 bps	CHF	300	2.875%	Citigroup Global Markets	11/23/16	8,885	(22,679)	31,564
	325	3 Month LIBOR plus 158 bps	CHF	300	2.875%	Citigroup Global Markets	11/23/16	6,797	(27,045)	33,842
	1,605	3 Month LIBOR plus 432 bps	JPY	125,000	3.450%	Citigroup Global Markets	03/24/17	596,774	38,560	558,214
	122	3 Month LIBOR plus 208 bps	EUR	100	4.250%	Citigroup Global Markets	07/14/17	6,603	(11,428)	18,031
	244	3 Month LIBOR plus 220 bps	EUR	200	4.250%	Citigroup Global Markets	07/14/17	12,997	(20,832)	33,829
	567	3 Month LIBOR plus 510 bps	CHF	500	4.000%	Credit Suisse First Boston Corp.	05/20/16	60,152	675	59,477
	439	3 Month LIBOR	JPY	44,780	3 Month LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	66,756	—	66,756
JPY	510,300	3 Month LIBOR minus 23.25 bps		5,000	3 Month LIBOR	Goldman Sachs & Co.	06/17/16	(768,546)	—	(768,546)
	5,000	3 Month LIBOR	JPY	510,300	3 Month LIBOR minus 53.375 bps	Goldman Sachs & Co.	06/17/24	697,604	—	697,604
	461	3 Month LIBOR	EUR	350	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	12/19/15	75,998	—	75,998
	114	3 Month CHF LIBOR minus 13.30 bps	CHF	100	3 Month LIBOR	Hong Kong & Shanghai Bank	03/21/16	13,011	—	13,011
TRY	4,800	7.700%		2,500	3 Month LIBOR	Hong Kong & Shanghai Bank	07/19/18	(933,621)	—	(933,621)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	69

Portfolio of Investments

as of October 31, 2015 continued

Currency swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC currency swap agreements (cont’d.):
TRY	7,729	8.820%		3,800	3 Month LIBOR	Hong Kong & Shanghai Bank	09/04/18	$(1,234,788)	$—	$(1,234,788)
	147	3 Month LIBOR plus 398 bps	EUR	120	4.500%	JPMorgan Chase	11/30/15	9,730	(2,177)	11,907
	3,049	3 Month LIBOR	DKK	18,000	3 Month CIBOR minus 37.00 bps	JPMorgan Chase	10/03/16	388,329	—	388,329
	24,780	3 Month LIBOR	EUR	20,000	3 Month EURIBOR minus 14.625 bps	JPMorgan Chase	11/10/16	2,778,098	—	2,778,098
JPY	500,000	3 Month LIBOR minus 44.00 bps		4,248	3 Month LIBOR	JPMorgan Chase	11/21/16	(102,250)	—	(102,250)
AUD	3,240	3 Month BBSW plus 24.25 bps		3,000	3 Month LIBOR	JPMorgan Chase	05/22/19	(682,717)	—	(682,717)
	4,248	3 Month LIBOR	JPY	500,000	3 Month LIBOR minus 73.00 bps	JPMorgan Chase	11/21/24	101,346	—	101,346

								$1,969,433	$(88,784)	$2,058,217

Total return swap agreements outstanding at October 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC total return swap agreements:
Barclays Capital Group	11/05/2015	15,000	Pay fixed payments of 0.100% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	$47,556	$12,131	$35,425
Barclays Capital Group	11/05/2015	9,000	Pay fixed payments of 0.140% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(17,940)	—	(17,940)
Barclays Capital Group	12/04/2015	5,000	Pay fixed payments of 0.140% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(17,072)	—	(17,072)

				$12,544	$12,131	$413

See Notes to Financial Statements.

70

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$166,249,685	$—
Asset-Backed Securities
Collateralized Loan Obligations	—	25,576,150	—
Non-Residential Mortgage-Backed Securities	—	2,300,067	—
Residential Mortgage-Backed Securities	—	47,809,005	—
Bank Loans	—	1,396,173	—
Commercial Mortgage-Backed Securities	—	17,523,820	1,319,954
Corporate Bonds	—	49,818,877	—
Municipal Bonds	—	2,757,264	—
U.S. Government Agency Obligations	—	1,701,397	—
U.S. Treasury Obligations	—	1,183,556	—
Preferred Stock	101,600	—	—
Affiliated Money Market Mutual Fund	4,368,747	—	—
Options Purchased	9,032	2,523,112	—
Options Written	(5,968)	(1,748,822)	—
Other Financial Instruments*
Futures Contracts	162,583	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,111,132	—
OTC Cross Currency Exchange Contracts	—	(1,841)	—
Exchange–traded credit default swaps	—	14,840	—
OTC credit default swaps	—	(679,066)	—
Exchange–traded interest rate swaps	—	1,210,056	—
OTC interest rate swaps	—	4,683,690	—
OTC Forward Rate Agreements	—	—	(36,385)
OTC Currency Swap Agreements	—	1,969,433	—
OTC Total Return Swap Agreements	—	12,544	—

Total	$4,635,994	$325,411,072	$1,283,569

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	71

Portfolio of Investments

as of October 31, 2015 continued

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Foreign Bonds	Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Interest Rate Swaps	Forward Rate Agreements
Balance as of 10/31/14	$1,769,625	$2,466,090	$639,077	$—	$627,111	$108,260	$—
Realized gain (loss)	313,654	—	—	—	—	—	— **
Change in unrealized appreciation (depreciation)***	(403,252)	—	(29,954)	(100,501)	—	—	(36,385)
Purchases	—	—	—	1,420,455	—	—	—
Sales	(1,680,027)	—	(610,405)	—	—	—	—
Accrued discount/premium	—	—	1,282	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	(2,466,090)	—	—	(627,111)	(108,260)	—

Balance as of 10/31/15	$—	$—	$—	$1,319,954	$—	$—	$(36,385)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.
**	The realized gain incurred during the period for other financial instruments was $49,363.
***	Of which, $(136,886) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2015	Valuation Methodology	Unobservable Inputs
Commercial Mortgage-Backed Securities	1,319,954	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(36,385)	Model Pricing	Discretionary Volatility Factor and/or Discount Rate

	$1,283,569

See Notes to Financial Statements.

72

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$2,466,090	L3 to L2	Single Broker Indicative Quote to Multiple Broker quote
Corporate Bonds	$627,111	L3 to L2	Single Broker Indicative Quote to Multiple Broker quote
Interest Rate Swaps	$108,260	L3 to L2	Interbank Interest Rate to Markit

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Sovereign Bonds	40.1%
Residential Mortgage-Backed Securities	14.3
Collateralized Loan Obligations	7.7
Banks	7.7
Commercial Mortgage-Backed Securities	5.6
Electric	2.0
Healthcare-Services	1.6
Affiliated Money Market Mutual Fund	1.3
Entertainment	1.3
Media	1.2
Diversified Financial Services	1.1
Oil & Gas	0.9
Municipal Bonds	0.8
Telecommunications	0.8
Options Purchased	0.8
Food	0.8
Non-Residential Mortgage-Backed Securities	0.7
Auto Manufacturers	0.6
Software	0.6
Building Materials	0.6
Home Builders	0.5
U.S. Government Agency Obligations	0.5
Commercial Services	0.5
Electronics	0.5
Insurance	0.4
U.S. Treasury Obligations	0.4
Retail	0.3%
Real Estate	0.3
Distribution/Wholesale	0.3
Office & Business Equipment	0.3
Miscellaneous Manufacturing	0.3
Packaging & Containers	0.3
Computers	0.2
Transportation	0.2
Mining	0.2
Airlines	0.2
Chemicals	0.2
Technology	0.2
Lodging	0.2
Food Service	0.1
Financials	0.1
Consumer	0.1
Machinery-Diversified	0.1
Real Estate Investment Trusts (REITs)	0.1
Forest & Paper Products	0.1
Agriculture	0.1

97.2
Options Written	(0.5)
Other assets in excess of liabilities	3.3

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	73

Portfolio of Investments

as of October 31, 2015 continued

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$2,621,643		Unrealized depreciation on OTC swap agreements	$746,139
Credit contracts	Premiums paid for OTC swap agreements	316,725		Premiums received for OTC swap agreements	2,871,295
Credit contracts	Due from/to broker—variation margin exchange-traded swaps	14,840	*	—	—
Credit contracts	Unaffiliated Investments	591,900		Options written outstanding, at value	584,020
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,415,683		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,304,551
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	280,501		Unrealized depreciation on OTC cross currency exchange contracts	282,342
Foreign exchange contracts	Unaffiliated Investments	1,260,866		Options written outstanding, at value	1,043,081
Interest rate contracts	Due from/to broker—variation margin futures	622,575	*	Due from/to broker—variation margin futures	459,992	*
Interest rate contracts	Due from/to broker—variation margin exchange-traded swaps	3,716,011	*	Due from/to broker—variation margin exchange-traded swaps	2,505,955	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	12,652,490		Unrealized depreciation on OTC swap agreements	5,910,170
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	36,385
Interest rate contracts	Premiums paid for OTC swap agreements	51,474		Premiums received for OTC swap agreements	128,127
Interest rate contracts	Unaffiliated investments	679,378		Options written outstanding, at value	127,689

Total		$26,224,086			$16,999,746

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

74

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(638,741)	$704,148	$—	$—	$—	$3,096,374	$3,161,781
Equity contracts	—	—	—	—	—	(314,010)	(314,010)
Foreign exchange contracts	(605,525)	(887,544)	—	(6,220,206)	—	—	(7,713,275)
Interest rate contracts	(1,486,150)	750,027	2,823,153	—	106,000	(1,233,351)	959,679

	$(2,730,416)	$566,631	$2,823,153	$(6,220,206)	$106,000	$1,549,013	$(3,905,825)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(260,730)	$128,825	$—	$—	$—	$(1,207,007)	$(1,338,912)
Foreign exchange contracts	(333,657)	861,071	—	1,449,460	—	—	1,976,874
Interest rate contracts	52,867	98,606	(623,424)	—	(36,385)	1,272,492	764,156

	$(541,520)	$1,088,502	$(623,424)	$1,449,460	$(36,385)	$65,485	$1,402,118

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	75

Portfolio of Investments

as of October 31, 2015 continued

For the year ended October 31, 2015, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Futures— Long Positions(3)	Futures— Short Positions(3)	Forward Foreign Currency Exchange Contracts— Purchased(4)	Forward Foreign Currency Exchange Contracts— Sold(4)	Cross Currency Exchange Contracts(3)
$1,767,181	$310,536	$174,611,979	$85,991,042	$179,393,785	$146,680,516	$37,607,302

Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$30,240	$840,945	$15,128	$117,524	$65,738	$22,262

(1)	Cost.
(2)	Notional Amount in USD (000).
(3)	Value at Trade Date.
(4)	Value at Settle Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$584,235	$(97,635)	$(412,705)	$73,895
Bank of Nova Scotia	209,208	—	(250,000)	—
Barclays Capital Group	2,467,715	(1,405,923)	(931,683)	130,109
BNP Paribas	29,163	(29,163)	—	—
Citigroup Global Markets	5,720,148	(2,145,119)	(3,288,000)	287,029
Credit Suisse First Boston Corp.	1,846,594	(1,210,138)	(610,000)	26,456
Deutsche Bank AG	1,299,056	(839,179)	(422,677)	37,200

See Notes to Financial Statements.

76

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$870,823	$(870,823)	$—	$—
Hong Kong & Shanghai Bank	2,291,814	(2,291,814)	—	—
JPMorgan Chase	5,638,423	(2,774,286)	(3,296,285)	—
Morgan Stanley	185,375	(71,247)	—	114,128
Royal Bank of Scotland Group PLC	44,308	—	—	44,308
UBS AG	674,766	(509,185)	(253,062)	—

	$21,861,628

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(97,635)	$97,635	$—	$—
Bank of Nova Scotia	—	—	—	—
Barclays Capital Group	(1,405,923)	1,405,923	—	—
BNP Paribas	(176,301)	29,163	—	(147,138)
Citigroup Global Markets	(2,145,119)	2,145,119	—	—
Credit Suisse First Boston Corp.	(1,210,138)	1,210,138	—	—
Deutsche Bank AG	(839,179)	839,179	—	—
Goldman Sachs & Co.	(1,336,661)	870,823	488,150	—
Hong Kong & Shanghai Bank	(3,462,157)	2,291,814	1,553,628	—
JPMorgan Chase	(2,774,286)	2,774,286	—	—
Morgan Stanley	(71,247)	71,247	—	—
Royal Bank of Scotland Group PLC	—	—	—	—
UBS AG	(509,185)	509,185	—	—

	$(14,027,831)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	77

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $330,856,309)	$320,269,692
Affiliated investments (cost $4,368,747)	4,368,747
Foreign currency, at value (cost $305,607)	307,356
Receivable for investments sold	23,579,410
Unrealized appreciation on OTC swap agreements	15,274,133
Dividends and interest receivable	4,279,718
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,415,683
Deposit with broker	1,150,000
Receivable for Fund shares sold	750,234
Due from broker—variation margin swaps	427,478
Premium paid for OTC swap agreements	368,199
Unrealized appreciation on OTC cross currency exchange contracts	280,501
Due from broker—variation margin futures	157,295
Tax reclaim receivable	27,711
Prepaid expenses	3,137

Total assets	374,659,294

Liabilities
Payable for investments purchased	22,644,773
Unrealized depreciation on OTC swap agreements	6,656,309
Premium received for OTC swap agreements	2,999,422
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,304,551
Payable for Fund shares reacquired	1,834,268
Payable to custodian	1,785,760
Options written outstanding, at value (premiums received $2,236,153)	1,754,790
Unrealized depreciation on OTC cross currency exchange contracts	282,342
Accrued expenses and other liabilities	272,981
Dividends payable	187,854
Management fee payable	67,383
Distribution fee payable	63,588
Unrealized depreciation on OTC forward rate agreements	36,385
Affiliated transfer agent fee payable	17,560

Total liabilities	40,907,966

Net Assets	$333,751,328

Net assets were comprised of:
Common stock, at par	$516,494
Paid-in capital in excess of par	340,117,611

340,634,105
Distributions in excess of net investment income	(2,472,285)
Accumulated net realized loss on investment and foreign currency transactions	(5,280,040)
Net unrealized appreciation on investments and foreign currencies	869,548

Net assets, October 31, 2015	$333,751,328

See Notes to Financial Statements.

78

Class A
Net asset value and redemption price per share ($157,404,378 ÷ 24,411,299 shares of common stock issued and outstanding)	$6.45
Maximum sales charge (4.50% of offering price)	0.30

Maximum offering price to public	$6.75

Class B
Net asset value, offering price and redemption price per share ($4,659,794 ÷ 723,135 shares of common stock issued and outstanding)	$6.44

Class C
Net asset value, offering price and redemption price per share ($29,426,902 ÷ 4,572,495 shares of common stock issued and outstanding)	$6.44

Class Q
Net asset value, offering price and redemption price per share ($27,141,480 ÷ 4,157,736 shares of common stock issued and outstanding)	$6.53

Class Z
Net asset value, offering price and redemption price per share ($115,118,774 ÷ 17,784,752 shares of common stock issued and outstanding)	$6.47

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	79

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $1,223)	$12,804,263
Affiliated dividend income	10,313
Unaffiliated dividend income	7,875

Total income	12,822,451

Expenses
Management fee	2,300,240
Distribution fee—Class A	472,905
Distribution fee—Class B	54,691
Distribution fee—Class C	331,437
Transfer agent’s fees and expenses (including affiliated expense of $91,100)	480,000
Custodian and accounting fees	347,000
Registration fees	131,000
Shareholders’ reports	85,000
Audit fee	61,000
Legal fees and expenses	26,000
Directors’ fees	18,000
Insurance expenses	3,000
Loan interest expense	2,073
Miscellaneous	21,181

Total expenses	4,333,527
Less: Management fee waiver	(581,621)
Less: Distribution fee waiver—Class A	(33,079)

Net expenses	3,718,827

Net investment income	9,103,624

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,196,938)
Futures transactions	2,823,153
Options written transactions	566,631
Forward rate agreement transactions	106,000
Swap agreement transactions	1,549,013
Foreign currency transactions	(4,636,890)

(8,789,031)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,795,634)
Futures	(623,424)
Options written	1,088,502
Forward rate agreements	(36,385)
Swap agreements	65,485
Foreign currencies	1,609,500

(11,691,956)

Net loss on investment and foreign currency transactions	(20,480,987)

Net Decrease In Net Assets Resulting From Operations	$(11,377,363)

See Notes to Financial Statements.

80

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$9,103,624	$7,462,133
Net realized gain (loss) on investment and foreign currency transactions	(8,789,031)	3,357,856
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,691,956)	(3,457,402)

Net increase (decrease) in net assets resulting from operations	(11,377,363)	7,362,587

Dividends and Distributions (Note 1)
Dividends from net investment income*
Class A	(1,169,699)	(3,369,995)
Class B	(28,994)	(115,286)
Class C	(174,508)	(515,247)
Class Q	(132,530)	(6,739)
Class Z	(910,710)	(1,543,783)

	(2,416,441)	(5,551,050)

Tax return of capital distributions
Class A	(5,067,571)	(3,421,507)
Class B	(125,615)	(117,048)
Class C	(756,034)	(523,123)
Class Q	(574,168)	(6,842)
Class Z	(3,945,532)	(1,567,379)

	(10,468,920)	(5,635,899)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	155,213,202	179,325,048
Net asset value of shares issued in reinvestment of dividends and distributions	10,418,377	8,726,155
Cost of shares reacquired	(159,746,788)	(88,583,224)

Net increase in net assets from Fund share transactions	5,884,791	99,467,979

Total increase (decrease)	(18,377,933)	95,643,617

Net Assets:
Beginning of year	352,129,261	256,485,644

End of year	$333,751,328	$352,129,261

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	81

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s investment objective is to seek total return, made up of current income and capital appreciation. The Fund is a non-diversified fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services –Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

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In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price

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Notes to Financial Statements

continued

determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

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Notes to Financial Statements

continued

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

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Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

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Notes to Financial Statements

continued

Swap Agreements: The Fund entered into credit default, interest rate and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

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Notes to Financial Statements

continued

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Inflation Swaps: The Fund may enter into inflation swap agreements to provide a measure of protection against the effect of inflation on yield. Inflation swap agreements involve two parties exchanging cash flows at a later date at rates related to inflation indices.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral

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pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with

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Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

Effective July 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $2 billion and .575% of such assets in excess of $2 billion. Prior to July 1, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to $1 billion and .60% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .63% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement was .47%.

Effective July 1, 2015, PI has contractually agreed through February 28, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest, transfer agency expenses (including sub-transfer agency and networking fees), brokerage commissions and acquired fund fees and expenses) of each class of shares to .62% of the Fund’s average daily net assets. Prior to July 1, 2015, PI had contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to .81% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Class A, B and C plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the

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Notes to Financial Statements

continued

average daily net assets of the Class A, B, and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from ..30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee was terminated.

PIMS has advised the Fund that it has received $133,399 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $2, $18,264 and $8,435 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for year ended October 31, 2015, were $272,597,241 and $271,337,777, respectively.

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Transactions in options written during the year ended October 31, 2015, were as follows:

	Notional Amount (000)	Premium
Balance at beginning of period	$287,800	$820,730
Written options	1,902,790	5,290,865
Expired options	(648,300)	(1,275,621)
Closed options	(831,200)	(2,599,821)

Balance at end of period	$711,090	$2,236,153

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $7,810,227 due to reclassification of net foreign currency loss, paydown gains/losses, swap gains/losses and differences in the treatment of premium amortization. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,416,441 of ordinary income and $10,468,920 of tax return of capital. For the year ended October 31, 2014, the tax character of dividends paid were $5,551,050 of ordinary income and $5,635,899 of tax return of capital.

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Notes to Financial Statements

continued

As of October 31, 2015, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$339,650,280	$4,673,583	$(19,685,424)	$(15,011,841)	$9,786,329	$(5,225,512)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2015, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$903,000

Pre-Enactment Losses:
Expiring 2017	$566,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although the CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class Q and Class Z, each of which consists of 500 million, 200 million, 400 million, 400 million and 500 million authorized shares, respectively.

As of October 31, 2015, Prudential Financial, Inc. through its affiliates owned 1,680 Class Q shares of the Fund.

Prudential Global Total Return Fund, Inc.	97

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	5,548,835	$36,890,776
Shares issued in reinvestment of dividends and distributions	759,701	5,013,586
Shares reacquired	(9,371,989)	(61,628,252)

Net increase (decrease) in shares outstanding before conversion	(3,063,453)	(19,723,890)
Shares issued upon conversion from other share class(es)	46,307	302,604
Shares reacquired upon conversion into other share class(es)	(251,185)	(1,667,933)

Net increase (decrease) in shares outstanding	(3,268,331)	$(21,089,219)

Year ended October 31, 2014:
Shares sold	11,155,731	$77,962,652
Shares issued in reinvestment of dividends and distributions	787,143	5,472,817
Shares reacquired	(6,552,275)	(45,418,537)

Net increase (decrease) in shares outstanding before conversion	5,390,599	38,016,932
Shares issued upon conversion from other share class(es)	52,872	369,296
Shares reacquired upon conversion into other share class(es)	(1,053,770)	(7,445,065)

Net increase (decrease) in shares outstanding	4,389,701	$30,941,163

Class B
Year ended October 31, 2015:
Shares sold	51,935	$346,889
Shares issued in reinvestment of dividends and distributions	16,287	107,537
Shares reacquired	(264,411)	(1,753,411)

Net increase (decrease) in shares outstanding before conversion	(196,189)	(1,298,985)
Shares reacquired upon conversion into other share class(es)	(32,918)	(214,240)

Net increase (decrease) in shares outstanding	(229,107)	$(1,513,225)

Year ended October 31, 2014:
Shares sold	92,725	$647,425
Shares issued in reinvestment of dividends and distributions	22,508	156,486
Shares reacquired	(150,848)	(1,041,937)

Net increase (decrease) in shares outstanding before conversion	(35,615)	(238,026)
Shares reacquired upon conversion into other share class(es)	(36,151)	(252,472)

Net increase (decrease) in shares outstanding	(71,766)	$(490,498)

98

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,188,987	$7,937,674
Shares issued in reinvestment of dividends and distributions	106,913	704,089
Shares reacquired	(1,538,215)	(10,072,556)

Net increase (decrease) in shares outstanding before conversion	(242,315)	(1,430,793)
Shares reacquired upon conversion into other share class(es)	(239,200)	(1,578,575)

Net increase (decrease) in shares outstanding	(481,515)	$(3,009,368)

Year ended October 31, 2014:
Shares sold	1,932,678	$13,476,316
Shares issued in reinvestment of dividends and distributions	116,287	806,752
Shares reacquired	(1,401,255)	(9,661,423)

Net increase (decrease) in shares outstanding before conversion	647,710	4,621,645
Shares reacquired upon conversion into other share class(es)	(144,909)	(1,005,929)

Net increase (decrease) in shares outstanding	502,801	$3,615,716

Class Q
Year ended October 31, 2015:
Shares sold	4,139,894	$28,092,650
Shares issued in reinvestment of dividends and distributions	106,797	705,742
Shares reacquired	(213,630)	(1,414,568)

Net increase (decrease) in shares outstanding	4,033,061	$27,383,824

Year ended October 31, 2014:
Shares sold	250,048	$1,751,333
Shares issued in reinvestment of dividends and distributions	1,901	13,448
Shares reacquired	(136,138)	(946,346)

Net increase (decrease) in shares outstanding	115,811	$818,435

Prudential Global Total Return Fund, Inc.	99

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	12,230,446	$81,945,213
Shares issued in reinvestment of dividends and distributions	587,673	3,887,423
Shares reacquired	(12,838,846)	(84,878,001)

Net increase (decrease) in shares outstanding before conversion	(20,727)	954,635
Shares issued upon conversion from other share class(es)	487,045	3,239,969
Shares reacquired upon conversion into other share class(es)	(12,367)	(81,825)

Net increase (decrease) in shares outstanding	453,951	$4,112,779

Year ended October 31, 2014:
Shares sold	12,179,691	$85,487,322
Shares issued in reinvestment of dividends and distributions	326,074	2,276,652
Shares reacquired	(4,535,355)	(31,514,981)

Net increase (decrease) in shares outstanding before conversion	7,970,410	56,248,993
Shares issued upon conversion from other shares class(es)	1,194,823	8,450,994
Shares reacquired upon conversion into other share class(es)	(16,645)	(116,824)

Net increase (decrease) in shares outstanding	9,148,588	$64,583,163

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 42 days that the Fund had loans outstanding during the period was $1,229,405, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $3,646,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

100

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Global Total Return Fund, Inc.	101

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.88	$6.92	$7.21	$6.99	$7.42
Income (loss) from investment operations:
Net investment income	.17	.19	.21	.22	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.06	(.21)	.31	.05
Total from investment operations	(.20)	.25	- (e)	.53	.28
Less Dividends and Distributions:
Dividends from net investment income*	(.04)	(.15)	(.18)	(.28)	(.71)
Tax return of capital distributions	(.19)	(.14)	(.11)	(.03)	-
Total dividends and distributions	(.23)	(.29)	(.29)	(.31)	(.71)
Net asset value, end of year	$6.45	$6.88	$6.92	$7.21	$6.99
Total Return(b):	(2.90)%	3.67%	.07%	7.86%	4.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$157,404	$190,394	$161,099	$176,970	$154,056
Average net assets (000)	$175,942	$163,155	$180,342	$162,268	$125,292
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.25%	1.23%	1.31%	1.35%
Expenses before waivers and/or expense reimbursement	1.24%	1.30%	1.28%	1.36%	1.44%
Net investment income	2.50%	2.79%	2.99%	3.17%	3.28%
Portfolio turnover rate	95%	65%	79%	97%	203%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

(e) Less than $.005 per share.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

102

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.88	$6.92	$7.21	$6.99	$7.41
Income (loss) from investment operations:
Net investment income	.12	.14	.16	.17	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.06	(.21)	.30	.06
Total from investment operations	(.26)	.20	(.05)	.47	.23
Less Dividends and Distributions:
Dividends from net investment income*	(.03)	(.10)	(.13)	(.22)	(.65)
Tax return of capital distributions	(.15)	(.14)	(.11)	(.03)	-
Total dividends and distributions	(.18)	(.24)	(.24)	(.25)	(.65)
Net asset value, end of year	$6.44	$6.88	$6.92	$7.21	$6.99
Total Return(b):	(3.75)%	2.90%	(.68)%	7.06%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,660	$6,548	$7,084	$6,748	$5,018
Average net assets (000)	$5,469	$6,790	$7,299	$5,744	$3,465
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	2.00%	1.98%	2.06%	2.10%
Expenses before waivers and/or expense reimbursement	1.97%	2.00%	1.98%	2.06%	2.14%
Net investment income	1.77%	2.05%	2.25%	2.40%	2.52%
Portfolio turnover rate	95%	65%	79%	97%	203%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	103

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.86	$6.90	$7.19	$6.97	$7.39
Income (loss) from investment operations:
Net investment income	.12	.14	.16	.17	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.06	(.21)	.31	.07
Total from investment operations	(.24)	.20	(.05)	.48	.24
Less Dividends and Distributions:
Dividends from net investment income*	(.03)	(.10)	(.13)	(.23)	(.66)
Tax return of capital distributions	(.15)	(.14)	(.11)	(.03)	-
Total dividends and distributions	(.18)	(.24)	(.24)	(.26)	(.66)
Net asset value, end of year	$6.44	$6.86	$6.90	$7.19	$6.97
Total Return(b):	(3.48)%	2.90%	(.68)%	7.08%	4.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,427	$34,691	$31,424	$33,988	$19,408
Average net assets (000)	$33,144	$30,378	$36,071	$27,739	$10,010
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	2.00%	1.98%	2.06%	2.05%
Expenses before waivers and/or expense reimbursement	1.97%	2.00%	1.98%	2.06%	2.14%
Net investment income	1.76%	2.05%	2.24%	2.39%	2.56%
Portfolio turnover rate	95%	65%	79%	97%	203%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

104

Class Q Shares
	Year Ended October 31,			February 3, 2012(d) through October 31,
	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$6.97	$6.94	$7.23	$6.97
Income (loss) from investment operations:
Net investment income	.17	.23	.24	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.12	(.21)	.28
Total from investment operations	(.19)	.35	.03	.46
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.18)	(.21)	(.19)
Tax return of capital distributions	(.20)	(.14)	(.11)	(.01)
Total dividends and distributions	(.25)	(.32)	(.32)	(.20)
Net asset value, end of period	$6.53	$6.97	$6.94	$7.23
Total Return(b):	(2.71)%	5.09%	.46%	6.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,141	$869	$62	$11
Average net assets (000)	$19,157	$295	$13	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.72%	.87%	.85%	.92%	(e)
Expenses before waivers and/or expense reimbursement	.82%	.87%	.85%	.92%	(e)
Net investment income	2.64%	3.24%	3.48%	3.42%	(e)
Portfolio turnover rate	95%	65%	79%	97%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Commencement of offering.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	105

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.90	$6.94	$7.23	$7.01	$7.44
Income (loss) from investment operations:
Net investment income	.18	.21	.22	.23	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.06	(.20)	.31	.08
Total from investment operations	(.18)	.27	.02	.54	.30
Less Dividends and Distributions:
Dividends from net investment income*	(.05)	(.17)	(.20)	(.29)	(.73)
Tax return of capital distributions	(.20)	(.14)	(.11)	(.03)	-
Total dividends and distributions	(.25)	(.31)	(.31)	(.32)	(.73)
Net asset value, end of year	$6.47	$6.90	$6.94	$7.23	$7.01
Total Return(b):	(2.66)%	3.92%	.31%	8.10%	4.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$115,119	$119,628	$56,817	$83,077	$42,330
Average net assets (000)	$129,045	$71,247	$81,390	$58,999	$12,813
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	1.00%	.98%	1.06%	1.10%
Expenses before waivers and/or expense reimbursement	.96%	1.00%	.98%	1.06%	1.14%
Net investment income	2.73%	3.00%	3.18%	3.37%	3.50%
Portfolio turnover rate	95%	65%	79%	97%	203%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

106

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Total Return Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2015

Prudential Global Total Return Fund, Inc.	107

Federal Income Tax Information

(Unaudited)

For the year ended October 31, 2015, the Fund reports the maximum amount allowable but not less than 43.45% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after October 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2015.

108

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Total Return Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Global Total Return Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Global Total Return Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Global Total Return Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a custom peer group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe)1 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[1]

The Fund was compared to the group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe, although Lipper classifies the Fund in its Global Income Funds Performance Universe. The Fund was compared to the group of un-hedged mutual funds included in the Global Income Funds Performance Universe because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PI agreed to enhance the existing expense cap of 0.81% so that the Fund’s total operating expenses do not exceed 0.62% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.

•

The Board and PI also agreed to a permanent reduction in the Fund’s management fee schedule so that the Fund’s management fee rate would be 0.60% of average daily net assets up to $2 billion, and 0.575% of average daily net assets over $2 billion.

•

The Board noted information provided by PI indicating that if the Fund’s expense cap, which was implemented on November 1, 2014, had been in effect for the full year, the Fund’s net total expenses would have ranked in the second quartile.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Total Return Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

SHARE CLASS	A	B	C	Q	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PGTQX	PZTRX
CUSIP	74439A103	74439A202	74439A301	74439A509	74439A400

MF169E    0286130-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $60,500 and $60,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(d) All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of  the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015